Exhibit 8b

Participation Agreement between the issuer, Clarendon Insurance Agency, Inc., AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Invesco Distributors, Inc., dated February 17,1998 as amended through September 18, 2014.

AMENDMENT NO. 17

PARTICIPATION AGREEMENT

The Participation Agreement (the “Agreement”), dated as of February 17, 1998, by and among AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware trust (“AVIF”); Invesco Distributors, Inc., a Delaware corporation, Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc., is hereby amended as follows:

WHEREAS, effective July 21, 2014, Sun Life Assurance Company of Canada (U.S.) was renamed Delaware Life Insurance Company.

NOW, THEREFORE, the Parties hereby agree to amend the agreement as follows:

1.	All references to Sun Life Assurance Company of Canada (U.S.) will hereby be deleted and replaced with Delaware Life Insurance Company.

2.	The following is added under “Section 2. Processing Transactions” before Section 2.1(a).

“Notwithstanding the provisions of paragraph (b) of this Section 2.1, the Parties agree to communicate, process and settle certain purchase and redemption transactions for Shares (collectively, “Share transactions”) via the Fund/SERV and Networking systems of the National Securities Clearing Corporation (hereinafter, “NSCC”). Delaware Life Insurance Company and AVIF (IVIF) each represents and warrants that it: (a) is a member in good standing of the NSCC or otherwise has access to the facilities of the NSCC, (b) has met and will continue to meet all of the requirements to participate in Fund/SERV and Networking, and (c) intends to remain at all times in compliance with the then current rules and procedures of NSCC, all to the extent necessary or appropriate to facilitate such communications, processing, and settlement of Share transactions. AVIF (IVIF) agrees to provide Delaware Life Insurance Company with account positions and activity data relating to Share transactions via Networking. Delaware Life Insurance Company shall place trades for the previous Business Day with NSCC using Defined Contribution Clearance & Settlement (hereinafter, “DCC&S”) indicators, no later than 8:00 a.m. Central Time, and Delaware Life Insurance Company shall pay for Shares by the scheduled close of federal funds transmissions on the same Business Day on which it places an order to purchase Shares in accordance with this section. Payment shall be in federal funds transmitted by wire from the designated NSCC Settling Bank (on behalf of the Delaware Life Insurance Company).

For purposes of this Agreement, “Fund/SERV” shall mean NSCC’s system for automated, centralized processing of mutual fund purchase and redemption orders, settlement, and account registration; “Networking” shall mean NSCC’s system that allows mutual funds and life insurance companies to exchange account level information electronically; “DCC&S” shall refer to an NSCC program that facilitates the automated processing and reporting of defined contribution transactions among asset managers, plan trustees, and plan administrators, including third-party administrators; and “Settling Bank” shall mean the entity appointed by AVIF (IVIF) to perform such settlement services on behalf of AVIF (IVIF), which agrees to abide by NSCC’s then current rules and procedures insofar as they relate to same day funds settlement. In all cases, processing and settlement of Share transactions shall be done in a manner consistent with applicable law.

In the event that any Party is prohibited from communicating, processing or settling Share transactions via Fund/SERV or Networking, such Party shall notify the other Parties by 9:00 a.m. Central Time. After all Parties have been notified, the provisions of paragraphs (b) and (c) of this Section 2.1 shall apply.”

3.	Section 9 - Notices of the Agreement is hereby deleted in its entirety and replaced with the following:

“Section 9. Notices

Notices and communications required or permitted will be given by means mutually acceptable to the Parties concerned. Each other notice or communication required or permitted by this Agreement will be given to the following persons at the following addresses and facsimile numbers, or such other persons, addresses or facsimile numbers as the Party receiving such notices or communications may subsequently direct in writing:

AIM Variable Insurance Fund

(Invesco Variable Insurance Funds)

Invesco Distributors, Inc.

11 Greenway Plaza, Suite 1000

Houston, Texas 77046

Facsimile: (713) 993-9185

Attn: Veronica Castillo, Esq.

Delaware Life Insurance Company

96 Worcester Street, DL 1235

Wellesley Hills, MA 02481

Facsimile: 781-46-1599

Attn: General Counsel”

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective date: September 18, 2014.

AIM VARIABLE INSURANCE FUNDS
(INVESCO VARIABLE INSURANCE FUNDS)

Attest: /s/ Veronica Castillo	By: /s/ John M. Zerr
Name: Veronica Castillo	Name: John M. Zerr
Title: Assistant Secretary	Title: Senior Vice President

INVESCO DISTRIBUTORS, INC.

Attest: /s/ Veronica Castillo	By: /s/ Brian C. Thorp
Name: Veronica Castillo	Name: Brian C. Thorp
Title: Assistant Secretary	Title: Vice President

DELAWARE LIFE INSURANCE COMPANY

Attest: /s /Maura A. Murphy	By: /s/ Richard Termine
Name: Maura A. Murphy	Name: Richard Termine
Title: Authorized Signer	Title: Authorized Signer

CLARENDON INSURANCE AGENCY, INC.

Attest: /s/ Maura A. Murphy	By: /s/ James Lemkin
Name: Maura A. Murphy	Name: James Lemkin
Title: Authorized Signer	Title: Authorized Signer

Amendment No. 16 to Participation Agreement

This Amendment to the Participation Agreement (“Agreement”), dated February 17, 1998, between AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (defined in the Participation Agreement as “AVIF” and referred to herein as the “Fund”), Invesco Distributors, Inc. (defined in the Participation Agreement as “AIM” and referred to herein as the “Distributor”), Sun Life Assurance Company of Canada (U.S.) (the “Company”) and Clarendon Insurance Agency, Inc. is effective this 1st day of January, 2012. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the Agreement.

WHEREAS, the Fund and the Company desire to distribute the prospectuses of the Fund pursuant to Rule 498 of the Securities Act of 1933 (“Rule 498”); and

WHEREAS, the parties desire to set out the roles and responsibilities for complying with Rule 498 and other applicable laws.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, and intending to be legally bound, the Agreement is hereby amended as follows:

1.	For purposes of this Amendment, the terms Summary Prospectus and Statutory Prospectus shall have the same meaning as set forth in Rule 498.

2.

The Fund shall provide the Company with copies of the Summary Prospectuses and any Supplements thereto in the same manner and at the same times as the Participation Agreement requires that the Fund provide the Company with Statutory Prospectuses and any Supplements thereto.

3.	The Fund and/or the Distributor shall be responsible for compliance with Rule 498(e).

4.

The Fund and Distributor each represents and warrants that the Summary Prospectuses and the web site hosting of such Summary Prospectuses will comply with the requirements of Rule 498 applicable to the Fund. The Fund further represents and warrants that it has appropriate policies and procedures in place in accordance with Rule 498(e)(4) to ensure that such web site continuously complies with Rule 498.

5.

The Fund and Distributor each agrees that the URL indicated on each Summary Prospectus will lead Company contract owners (“Contract Owners”) directly to the web page used for hosting Summary Prospectuses and that such web page will host the current Fund documents required to be posted in compliance with Rule 498. To the extent that the web page is not available to Contract Owners, the Fund or Distributor shall immediately notify the Company of any interruptions in availability of this web page. The Fund and Distributor agree that the web landing page used for hosting Summary Prospectuses will not contain any marketing materials and that the landing page will contain Fund documents only for the Fund and its variable insurance product fund affiliates.

6.

The Fund and Distributor represent and warrant that they will be responsible for compliance with the provisions of Rule 498(f)(i) involving Contract Owner requests for additional Fund documents made directly to the Fund, Distributor or one of their affiliates. The Fund and Distributor further represent and warrant that any information obtained about Contract Owners pursuant to this provision will be used solely for the purposes of responding to requests for additional Fund documents.

7.	The Company represents and warrants that it will respond to requests for additional Fund documents made by Contract Owners directly to the Company or one of its affiliates.

8.	The Company represents and warrants that any binding together of Summary Prospectuses and/or Statutory Prospectuses for which the Company is responsible will be done in compliance with Rule 498.

9.

At the Company’s request, Distributor and the Fund will provide the Company with URLs to the current Fund documents for use with Company’s electronic delivery of Fund documents or on the Company’s website. Distributor and the Fund will be responsible for ensuring the integrity of the URLs and for maintaining the Fund’s current documents on the website to which such URLs originally navigate.

10.	If the Fund determines that it will end its use of the Summary Prospectus delivery option, the Fund and Distributor will provide the Company with at least 120 days’ advance notice of its intent.

11.

The parties agree that all other provisions of the Participation Agreement, including the Indemnification provisions, will apply to the terms of this Amendment as applicable. Additionally, the Fund and Distributor agree to indemnify the Company for any and all losses related to any non-compliance with Rule 498 that results in any losses or expense to the Company or its customers.

12.

The parties agree that the Company is not required to distribute Summary Prospectuses to Contract Owners, but rather that the use of the Summary Prospectuses will be at the discretion of the Company. At this time, the Company intends use of the Summary Prospectuses for its Annuity business and continued use of the Statutory Prospectuses as the Company deems appropriate.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer as of the date first written above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

By: /s/ Stephen Deschenes
Name and Title: Stephen Deschenes, Senior Vice President

By: /s/ Susan J. Lazzo
Name and Title: Susan J. Lazzo, AVP & Senior Counsel

CLARENDON INSURANCE AGENCY, INC.

By: /s/ William Evers
Name and Title: William Evers, AVP & Senior Counsel

By: /s/ Michelle Greco
Name and Title: Michelle Greco, Senior Counsel

AIM VARIABLE INSURANCE FUNDS
(INVESCO VARIABLE INSURANCE FUNDS)

By: /s/ John M. Zerr
Name: John M. Zerr
Title: Senior Vice President

INVESCO DISTRIBUTORS, INC.

By: /s/ John S. Cooper
Name: John S. Cooper
Title: President

AMENDMENT NO. 15

PARTICIPATION AGREEMENT

The Participation Agreement (the “Agreement”), dated as of February 17, 1998, by and among AIM Variable Insurance Funds, a Delaware trust (“AVIF”); A I M Distributors, Inc., a Delaware corporation, Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company, and Clarendon Insurance Agency, Inc., a Massachusetts corporation, is hereby amended as follows:

WHEREAS, effective April 30, 2010, AIM Variable Insurance Funds was renamed AIM Variable Insurance Funds (Invesco Variable Insurance Funds). All references to AIM Variable Insurance Funds will hereby be deleted and replaced with AIM Variable Insurance Funds (Invesco Variable Insurance Funds);

WHEREAS, on March 31, 2008, A I M Distributors, Inc. was renamed Invesco Aim Distributors, Inc. Effective April 30, 2010, Invesco Aim Distributors, Inc. was renamed Invesco Distributors, Inc. All references to A I M Distributors, Inc. and Invesco Aim Distributors, Inc. will hereby be deleted and replaced with Invesco Distributors, Inc.

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

SCHEDULE A

FUNDS AVAILABLE UNDER THE CONTRACTS

ALL SERIES I SHARES AND SERIES II SHARES OF AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

SEPARATE ACCOUNTS UTILIZING THE FUNDS

ALL SEPARATE ACCOUNTS UTILIZING THE FUNDS

CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS

ALL CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective date: April 30, 2010.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Attest: /s/ Peter Davidson	By: /s/ John M. Zerr
Name: Peter Davidson	Name: John M. Zerr
Title: Assistant Secretary	Title: Senior Vice President

INVESCO DISTRIBUTORS, INC.

Attest: /s/ Peter Davidson	By: /s/ John S. Cooper
Name: Peter Davidson	Name: John S. Cooper
Title: Assistant Secretary	Title: President

AMENDMENT NO. 14

PARTICIPATION AGREEMENT

August 1, 2007

The Participation Agreement, made and entered into as of the 17th day of February, 1998, and amended on December 11, 1998, March 15, 1999, April 17, 2000, May 1, 2000, May 1, 2001, September 1, 2001, April 1, 2002, August 14, 2003, December 31, 2003, September 1, 2004, January 29, 2007 and May 1, 2007 (the “Agreement”), by and among AIM Variable Insurance Funds, a Delaware business trust, A I M Distributors, Inc., a Delaware corporation, Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company, and Clarendon Insurance Agency, Inc., a Massachusetts corporation, is hereby amended as follows:

1. Schedule A of the Agreement is deleted in its entirety and replaced with the following:

SCHEDULE A

FUNDS AVAILABLE UNDER THE POLICIES	SEPARATE ACCOUNTS UTILIZING THE FUNDS	CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund	Sun Life of Canada (U.S.) Variable Account F	• FUTURITY VARIABLE AND FIXED ANNUITY CONTRACT • FUTURITY FOCUS VARIABLE AND FIXED ANNUITY CONTRACT
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account F

•  FUTURITY II VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY III VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY FOCUS II VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY ACCOLADE VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY SELECT FOUR VARIABLE AND FIXED ANNUITY CONTRACT

1 of 3

Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund	Sun Life of Canada (U.S.) Variable Account I	• FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE POLICIES • FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund AIM V.I. Small Cap Equity Fund	Sun Life of Canada (U.S.) Variable Account I

•  FUTURITY SURVIVORSHIP II VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

•  FUTURITY PROTECTOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

•  FUTURITY ACCUMULATOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

•  FUTURITY ACCUMULATOR II VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

•  FUTURITY PROTECTOR II VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

Series (I) shares AIM V.I. Core Equity Fund AIM V.I. International Growth Fund	Sun Life of Canada (U.S.) Variable Account I	• SUN PROTECTOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES • SUN EXECUTIVE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES • SUN PRIME VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

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Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Premier Equity Fund AIM V.I. Small Cap Equity Fund	Sun Life of Canada (U.S.) Variable Account G	• SUN LIFE CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account G	• FUTURITY CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
Series (II) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account F	• FUTURITY SELECT FOUR PLUS • FUTURITY SELECT SEVEN • FUTURITY SELECT FREEDOM • FUTURITY SELECT INCENTIVE
Series (II) shares AIM V.I. Capital Appreciation Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account F	• ALL-STAR • ALL-STAR TRADITIONS • ALL-STAR FREEDOM • ALL-STAR EXTRA
Series (I) Shares AIM V.I. Capital Appreciation Fund AIM V.I. Premier Equity Fund	Keyport Variable Account A	• KEYPORT ADVISOR CHARTER
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Premier Equity Fund	Keyport Variable Account A	• KEYPORT ADVISOR OPTIMA
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. International Growth Fund	Keyport Variable Account A	• KEYPORT ADVISOR VISTA
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Keyport Variable Account A	• KEYPORT CHARTER • KEYPORT VISTA • KEYPORT OPTIMA • KEYPORT LATITUDE
Series (I) shares AIM V.I. Basic Value Fund AIM V.I. Mid Cap Core Fund	Sun Life of Canada (U.S.) Variable Account G	SUN LIFE LARGE CASE VUL
Series (I) shares AIM V.I. Basic Value Fund AIM V.I. Mid Cap Core Fund	Sun Life of Canada (U.S.) Variable Account H	SUN LIFE LARGE CASE PPVUL

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Series (I) shares AIM V.I. International Growth Fund	Keyport 401 Variable Account P	ALTERNATIVE ADVANTAGE
Series (I) Shares AIM V.I. Basic Value Fund AIM V.I. International Growth Fund	Sun Life of Canada (U.S.) Variable Account R and S	MAGNASTAR PPVUL

AIM VARIABLE INSURANCE FUNDS

Attest: /s/ P. Michelle Grace	By: /s/ Donna F. Anderson
Name: P. Michelle Grace	Name: Donna F. Anderson
Title: Assistant Secretary	Title: Assistant Vice President

A I M DISTRIBUTORS, INC.

Attest: /s/ P. Michelle Grace	By: /s/ John S. Cooper
Name: P. Michelle Grace	Name: John S. Cooper
Title: Assistant Secretary	Title: Executive Vice President

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

By: /s/ Raymond Scanlon
For the President
Name: Raymond Scanlon
Title: Vice President

By: Bruce Teichner
For the Secretary
Name: Bruce Teichner
Title: Assistant Vice President and Senior Counsel

CLARENDON INSURANCE AGENCY, INC.

By: /s/ Michelle D’Albero
For the President
Name: Michelle D’Albero

By: /s/ William T. Evers
For the Secretary
Name: William T. Evers

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SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

Attest: /s/ Sandra DaDalt
Name: Sandra DaDalt
Title: AVP and Sr. Counsel

By: /s/ Susan J. Lazzo
Name : Susan J. Lazzo,
Title: AVP & Senior Counsel

CLARENDON INSURANCE AGENCY, INC.

Attest: /s/ Michelle Greco
Name: Michelle Greco
Title: Sr. Counsel

By: /s/ William Evers
Name : William Evers
Title: AVP & Sr. Counsel

AMENDMENT NO. 13

PARTICIPATION AGREEMENT

May 1, 2007

The Participation Agreement, made and entered into as of the 17th day of February, 1998, and amended on December 11, 1998, March 15, 1999, April 17, 2000, May 1, 2000, May 1, 2001, September 1, 2001, April 1, 2002, August 14, 2003, December 31, 2003, September 1, 2004 and January 29, 2007 (the “Agreement”), by and among AIM Variable Insurance Funds, a Delaware business trust, A I M Distributors, Inc., a Delaware corporation, Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company, and Clarendon Insurance Agency, Inc., a Massachusetts corporation, is hereby amended as follows:

1. Schedule A of the Agreement is deleted in its entirety and replaced with the following:

SCHEDULE A

FUNDS AVAILABLE UNDER THE POLICIES	SEPARATE ACCOUNTS UTILIZING THE FUNDS	CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund	Sun Life of Canada (U.S.) Variable Account F	• FUTURITY VARIABLE AND FIXED ANNUITY CONTRACT • FUTURITY FOCUS VARIABLE AND FIXED ANNUITY CONTRACT

1 of 3

Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account F

•  FUTURITY II VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY III VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY FOCUS II VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY ACCOLADE VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY SELECT FOUR VARIABLE AND FIXED ANNUITY CONTRACT

Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund	Sun Life of Canada (U.S.) Variable Account I	• FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE POLICIES • FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund AIM V.I. Small Cap Equity Fund	Sun Life of Canada (U.S.) Variable Account I

•  FUTURITY SURVIVORSHIP II VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

•  FUTURITY PROTECTOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

•  FUTURITY ACCUMULATOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

•  FUTURITY ACCUMULATOR II VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

•  FUTURITY PROTECTOR II VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

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Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Premier Equity Fund AIM V.I. Small Cap Equity Fund	Sun Life of Canada (U.S.) Variable Account G	• SUN LIFE CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account G	• FUTURITY CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
Series (II) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account F	• FUTURITY SELECT FOUR PLUS • FUTURITY SELECT SEVEN • FUTURITY SELECT FREEDOM • FUTURITY SELECT INCENTIVE
Series (II) shares AIM V.I. Capital Appreciation Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account F	• ALL-STAR • ALL-STAR TRADITIONS • ALL-STAR FREEDOM • ALL-STAR EXTRA
Series (I) Shares AIM V.I. Capital Appreciation Fund AIM V.I. Premier Equity Fund	Keyport Variable Account A	• KEYPORT ADVISOR CHARTER
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Premier Equity Fund	Keyport Variable Account A	• KEYPORT ADVISOR OPTIMA
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. International Growth Fund	Keyport Variable Account A	• KEYPORT ADVISOR VISTA
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Keyport Variable Account A	• KEYPORT CHARTER • KEYPORT VISTA • KEYPORT OPTIMA • KEYPORT LATITUDE
Series (I) shares AIM V.I. Basic Value Fund AIM V.I. Mid Cap Core Fund	Sun Life of Canada (U.S.) Variable Account G	SUN LIFE LARGE CASE VUL
Series (I) shares AIM V.I. Basic Value Fund AIM V.I. Mid Cap Core Fund	Sun Life of Canada (U.S.) Variable Account H	SUN LIFE LARGE CASE PPVUL

2 of 3

Series (I) shares AIM V.I. International Growth Fund	Keyport 401 Variable Account P	ALTERNATIVE ADVANTAGE
Series (I) Shares AIM V.I. Basic Value Fund AIM V.I. International Growth Fund	Sun Life of Canada (U.S.) Variable Account R and S	MAGNASTAR PPVUL

AIM VARIABLE INSURANCE FUNDS

Attest: /s/ P. Michelle Grace	By: /s/ Donna F. Anderson
Name: P. Michelle Grace	Name: Donna F. Anderson
Title: Assistant Secretary	Title: Assistant Vice President

A I M DISTRIBUTORS, INC.

Attest: /s/ P. Michelle Grace	By: /s/ John S. Cooper
Name: P. Michelle Grace	Name: John S. Cooper
Title: Assistant Secretary	Title: Executive Vice President

SUN LIFE ASSURANCE COMPANY OF
CANADA (U.S.)

By: /s/ Raymond Scanlon
For the President
Name: Raymond Scanlon
Title: Vice President

By: Bruce Teichner
For the Secretary
Name: Bruce Teichner
Title: Assistant Vice President and Senior Counsel

CLARENDON INSURANCE AGENCY, INC.

By: /s/ Michelle D’Albero
For the President
Name: Michelle D’Albero

By: /s/ William T. Evers
For the Secretary
Name: William T. Evers

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Exhibit 8b

1 of 3

AMENDMENT NO. 12

PARTICIPATION AGREEMENT

January 29, 2007

The Participation Agreement, made and entered into as of the 17th day of February, 1998, and amended on December 11, 1998, March 15, 1999, April 17, 2000, May 1, 2000, May 1, 2001, September 1, 2001, April 1, 2002, August 14, 2003, December 31, 2003 and September 1, 2004 (the “Agreement”), by and among AIM Variable Insurance Funds, a Delaware business trust, A I M Distributors, Inc., a Delaware corporation, Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company, and Clarendon Insurance Agency, Inc., a Massachusetts corporation, is hereby amended as follows:

1. Schedule A of the Agreement is deleted in its entirety and replaced with the following:

SCHEDULE A

FUNDS AVAILABLE UNDER THE POLICIES	SEPARATE ACCOUNTS UTILIZING THE FUNDS	CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS

Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund	Sun Life of Canada (U.S.) Variable Account F	• FUTURITY VARIABLE AND FIXED ANNUITY CONTRACT • FUTURITY FOCUS VARIABLE AND FIXED ANNUITY CONTRACT
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account F

•  FUTURITY II VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY III VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY FOCUS II VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY ACCOLADE VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY SELECT FOUR VARIABLE AND FIXED ANNUITY CONTRACT

Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund	Sun Life of Canada (U.S.) Variable Account I	• FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE POLICIES • FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account I

•  FUTURITY SURVIVORSHIP II VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

•  FUTURITY PROTECTOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

•  FUTURITY ACCUMULATOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

•  FUTURITY ACCUMULATOR II VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

•  FUTURITY PROTECTOR II VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

1 of 3

Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account G	• SUN LIFE CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account G	• FUTURITY CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
Series (II) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account F	• FUTURITY SELECT FOUR PLUS • FUTURITY SELECT SEVEN • FUTURITY SELECT FREEDOM • FUTURITY SELECT INCENTIVE
Series (II) shares AIM V.I. Capital Appreciation Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account F	• ALL-STAR • ALL-STAR TRADITIONS • ALL-STAR FREEDOM • ALL-STAR EXTRA
Series (I) Shares AIM V.I. Capital Appreciation Fund AIM V.I. Premier Equity Fund	Keyport Variable Account A	• KEYPORT ADVISOR CHARTER
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Premier Equity Fund	Keyport Variable Account A	• KEYPORT ADVISOR OPTIMA
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. International Growth Fund	Keyport Variable Account A	• KEYPORT ADVISOR VISTA
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Keyport Variable Account A	• KEYPORT CHARTER • KEYPORT VISTA • KEYPORT OPTIMA • KEYPORT LATITUDE
Series (I) shares AIM V.I. Basic Value Fund AIM V.I. Mid Cap Core Fund	Sun Life of Canada (U.S.) Variable Account G	SUN LIFE LARGE CASE VUL
Series (I) shares AIM V.I. Basic Value Fund AIM V.I. Mid Cap Core Fund	Sun Life of Canada (U.S.) Variable Account H	SUN LIFE LARGE CASE PPVUL

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Series (I) shares AIM V.I. International Growth Fund	Keyport 401 Variable Account P	ALTERNATIVE ADVANTAGE
Series (I) Shares AIM V.I. Basic Value Fund AIM V.I. International Growth Fund	Sun Life of Canada (U.S.) Variable Account R and S	MAGNASTAR PPVUL

AIM VARIABLE INSURANCE FUNDS

Attest: /s Jim Coppedge	By: /s/ Philip A. Taylor
Name: Jim Coppedge	Name: Philip A. Taylor
Title: Assistant Secretary	Title: President

A I M DISTRIBUTORS, INC.

Attest: /s/ Jim Coppedge	By: /s/ Gene L. Needles
Name: Jim Coppedge	Name: Gene L. Needles
Title: Assistant Secretary	Title: President

SUN LIFE ASSURANCE COMPANY OF
CANADA (U.S.)

By: /s/ Raymond Scanlon
For the President
Name: Raymond Scanlon
Title: Vice President

By: Bruce Teichner
For the Secretary
Name: Bruce Teichner
Title: Assistant Vice President and Senior Counsel

CLARENDON INSURANCE AGENCY, INC.

By: /s/ Michelle D’Albero
For the President
Name: Michelle D’Albero

By: /s/ William T. Evers
For the Secretary
Name: William T. Evers

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AMENDMENT NO. 11

PARTICIPATION AGREEMENT

Effective as of September 1, 2004

The Participation Agreement, made and entered into as of the 17th day of February, 1998, and amended on December 11, 1998, March 15, 1999, April 17, 2000, May 1, 2000, May 1, 2001, September 1, 2001, April 1, 2002, August 14, 2003 and December 31, 2003 (the “Agreement”), by and among AIM Variable Insurance Funds, a Delaware business trust, A I M Distributors, Inc., a Delaware corporation, Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company, and Clarendon Insurance Agency, Inc., a Massachusetts corporation, is hereby amended as follows:

Schedule A of the Agreement is deleted in its entirety and replaced with the following:

SCHEDULE A

FUNDS AVAILABLE UNDER THE POLICIES	SEPARATE ACCOUNTS UTILIZING THE FUNDS	CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS

Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund	Sun Life of Canada (U.S.) Variable Account F	• FUTURITY VARIABLE AND FIXED ANNUITY CONTRACT • FUTURITY FOCUS VARIABLE AND FIXED ANNUITY CONTRACT
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account F

•  FUTURITY II VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY III VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY FOCUS II VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY ACCOLADE VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY SELECT FOUR VARIABLE AND FIXED ANNUITY CONTRACT

Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund	Sun Life of Canada (U.S.) Variable Account I	• FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE POLICIES • FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account I

•  FUTURITY SURVIVORSHIP II VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

•  FUTURITY PROTECTOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

•  FUTURITY ACCUMULATOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

•  FUTURITY ACCUMULATOR II VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

FUTURITY PROTECTOR II VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account G	• SUN LIFE CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

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Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account G	• FUTURITY CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
Series (II) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account F	• FUTURITY SELECT FOUR PLUS • FUTURITY SELECT SEVEN • FUTURITY SELECT FREEDOM • FUTURITY SELECT INCENTIVE
Series (II) shares AIM V.I. Capital Appreciation Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account F	• ALL-STAR • ALL-STAR TRADITIONS • ALL-STAR FREEDOM • ALL-STAR EXTRA
Series (I) Shares AIM V.I. Capital Appreciation Fund AIM V.I. Premier Equity Fund	Keyport Variable Account A	• KEYPORT ADVISOR CHARTER
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Premier Equity Fund	Keyport Variable Account A	• KEYPORT ADVISOR OPTIMA
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. International Growth Fund	Keyport Variable Account A	• KEYPORT ADVISOR VISTA
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Keyport Variable Account A	• KEYPORT CHARTER • KEYPORT VISTA • KEYPORT OPTIMA • KEYPORT LATITUDE
Series (I) shares AIM V.I. Basic Value Fund AIM V.I. Mid Cap Core Fund	Sun Life of Canada (U.S.) Variable Account G	SUN LIFE LARGE CASE VUL
Series (I) shares AIM V.I. Basic Value Fund AIM V.I. Mid Cap Core Fund	Sun Life of Canada (U.S.) Variable Account H	SUN LIFE LARGE CASE PPVUL
Series (I) shares AIM V.I. International Growth Fund	Keyport 401 Variable Account P	ALTERNATIVE ADVANTAGE

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AIM VARIABLE INSURANCE FUNDS

Attest: /s/ Jim Coppedge	By: /s/ Robert H. Graham
Name: Jim Coppedge	Name: Robert H. Graham
Title: Assistant Secretary	Title: President

A I M DISTRIBUTORS, INC.

Attest: /s/ Jim Coppedge	By: /s/ Gene L. Needles
Name: Jim Coppedge	Name: Gene L. Needles
Title: Assistant Secretary	Title: President

SUN LIFE ASSURANCE COMPANY OF
CANADA (U.S.)

Attest: /s/ Susan Lazzo	By: /s/ John E. Coleman
Name: Susan Lazzo	For the President
Title: Senior Counsel	Name: John E. Coleman
Title: Vice President, Corporate Markets

By: /s/ Edward M. Shea
For the Secretary
Name: Edward M. Shea
Title: Assistant Vice President and Senior Counsel

CLARENDON INSURANCE AGENCY, INC.

Attest: /s/ Susan Lazzo	By: /s/ Imants Saksons
Name: Susan Lazzo	For the President
Title: Senior Counsel	Name: Imants Saksons

By: /s/ William T. Evers
For the Secretary
Name: William T. Evers

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AMENDMENT NO. 10

PARTICIPATION AGREEMENT

Effective as of December 31, 2003

The Participation Agreement, made and entered into as of the 17th day of February, 1998, and amended on December 11, 1998, March 15, 1999, April 17, 2000, May 1, 2000, May 1, 2001, September 1, 2001, April 1, 2002 and August 14, 2003 (the “Agreement”), by and among AIM Variable Insurance Funds, a Delaware business trust, A I M Distributors, Inc., a Delaware corporation, Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company, and Clarendon Insurance Agency, Inc., a Massachusetts corporation, is hereby amended as follows:

Schedule A of the Agreement is deleted in its entirety and replaced with the following:

SCHEDULE A

FUNDS AVAILABLE UNDER THE POLICIES	SEPARATE ACCOUNTS UTILIZING THE FUNDS	CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS

Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund	Sun Life of Canada (U.S.) Variable Account F	• FUTURITY VARIABLE AND FIXED ANNUITY CONTRACT • FUTURITY FOCUS VARIABLE AND FIXED ANNUITY CONTRACT
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account F

•  FUTURITY II VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY III VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY FOCUS II VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY ACCOLADE VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY SELECT FOUR VARIABLE AND FIXED ANNUITY CONTRACT

Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund	Sun Life of Canada (U.S.) Variable Account I	• FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE POLICIES • FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account I

•  FUTURITY SURVIVORSHIP II VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

•  FUTURITY PROTECTOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

•  FUTURITY ACCUMULATOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

•  FUTURITY ACCUMULATOR II VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

FUTURITY PROTECTOR II VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account G	• SUN LIFE CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account G	• FUTURITY CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

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Series (II) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account F	• FUTURITY SELECT FOUR PLUS • FUTURITY SELECT SEVEN • FUTURITY SELECT FREEDOM • FUTURITY SELECT INCENTIVE
Series (II) shares AIM V.I. Capital Appreciation Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account F	• ALL-STAR • ALL-STAR TRADITIONS • ALL-STAR FREEDOM • ALL-STAR EXTRA
Series (I) Shares AIM V.I. Capital Appreciation Fund AIM V.I. Premier Equity Fund	Keyport Variable Account A	• KEYPORT ADVISOR CHARTER
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Premier Equity Fund	Keyport Variable Account A	• KEYPORT ADVISOR OPTIMA
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. International Growth Fund	Keyport Variable Account A	• KEYPORT ADVISOR VISTA
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Keyport Variable Account A	• KEYPORT CHARTER • KEYPORT VISTA • KEYPORT OPTIMA • KEYPORT LATITUDE
Series (I) shares AIM V.I. Basic Value Fund AIM V.I. Mid Cap Core Fund	Sun Life of Canada (U.S.) Variable Account G	SUN LIFE LARGE CASE VUL
Series (I) shares AIM V.I. Basic Value Fund AIM V.I. Mid Cap Core Fund	Sun Life of Canada (U.S.) Variable Account H	SUN LIFE LARGE CASE PPVUL

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AIM VARIABLE INSURANCE FUNDS

Attest: /s/ Jim Coppedge	By: /s/ Robert H. Graham
Name: Jim Coppedge	Name: Robert H. Graham
Title: Assistant Secretary	Title: President

A I M DISTRIBUTORS, INC.

Attest: /s/ Jim Coppedge	By: /s/ Gene L. Needles
Name: Jim Coppedge	Name: Gene L. Needles
Title: Assistant Secretary	Title: President

SUN LIFE ASSURANCE COMPANY OF
CANADA (U.S.)

Attest: /s/ Maura Murphy	By: /s/ John E. Coleman
Name: Maura Murphy	For the President
Title: Senior Counsel	Name: John E. Coleman
Title: Vice President, Corporate Markets

By: /s/ Edward M. Shea
For the Secretary
Name: Edward M. Shea
Title: Assistant Vice President and Senior Counsel

CLARENDON INSURANCE AGENCY, INC.

Attest: /s/ Maura Murphy	By: /s/ Imants Saksons
Name: Maura Murphy	For the President
Title: Senior Counsel	Name: Imants Saksons

By: /s/ William T. Evers
For the Secretary
Name: William T. Evers

1 of

AMENDMENT NO. 9

PARTICIPATION AGREEMENT

The Participation Agreement, made and entered into as of the 17th day of February, 1998, and amended on December 11, 1998, March 15, 1999, April 17, 2000, May 1, 2000, May 1, 2001, September 1, 2001, April 1, 2002 and August 14, 2003 (the “Agreement”), by and among AIM Variable Insurance Funds, a Delaware business trust, A I M Distributors, Inc., a Delaware corporation, Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company, and Clarendon Insurance Agency, Inc., a Massachusetts corporation, is hereby amended as follows:

Schedule A of the Agreement is deleted in its entirety and replaced with the following:

SCHEDULE A

FUNDS AVAILABLE UNDER THE POLICIES	SEPARATE ACCOUNTS UTILIZING THE FUNDS	CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund	Sun Life of Canada (U.S.) Variable Account F	• FUTURITY VARIABLE AND FIXED ANNUITY CONTRACT • FUTURITY FOCUS VARIABLE AND FIXED ANNUITY CONTRACT
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account F

•  FUTURITY II VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY III VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY FOCUS II VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY ACCOLADE VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY SELECT FOUR VARIABLE AND FIXED ANNUITY CONTRACT

Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund	Sun Life of Canada (U.S.) Variable Account I	• FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE POLICIES • FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account I

•  FUTURITY SURVIVORSHIP II VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

•  FUTURITY PROTECTOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

•  FUTURITY ACCUMULATOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

•  FUTURITY ACCUMULATOR II VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

•  FUTURITY PROTECTOR II VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

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Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account G	• SUN LIFE CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account G	• FUTURITY CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
Series (II) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account F	• FUTURITY SELECT FOUR PLUS • FUTURITY SELECT SEVEN • FUTURITY SELECT FREEDOM • FUTURITY SELECT INCENTIVE
Series (II) shares AIM V.I. Capital Appreciation Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account F	• ALL-STAR • ALL-STAR TRADITIONS • ALL-STAR FREEDOM • ALL-STAR EXTRA

AIM VARIABLE INSURANCE FUNDS

Attest: /s/ Jim Coppedge	By: /s/ Robert H. Graham
Name: Jim Coppedge	Name: Robert H. Graham
Title: Assistant Secretary	Title: President

A I M DISTRIBUTORS, INC.

Attest: /s/ Jim Coppedge	By: /s/ Michael J. Cemo
Name: Jim Coppedge	Name: Michael J. Cemo
Title: Assistant Secretary	Title: CEO

SUN LIFE ASSURANCE COMPANY OF
CANADA (U.S.)

Attest: /s/ Maura Murphy	By: /s/ Edward M. Shea
Name: Maura Murphy	Name: Edward M. Shea
Title: Senior Counsel	Title: Assistant Vice President and Senior Counsel

By: /s/ Philip K. Polkinghorn
Name: Philip K. Polkinghorn
Title: Vice President, Annuities Division

CLARENDON INSURANCE AGENCY, INC.

Attest: /s/ Maura Murphy	By: /s/ William T. Evers
Name: Maura Murphy	Name: William T. Evers
Title: Senior Counsel	Title: Assistant Secretary

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By: /s/ George E. Maden
Name: George E. Maden
Title: Secretary and Clerk

AMENDMENT NO. 8

PARTICIPATION AGREEMENT

The Participation Agreement, made and entered into as of the 17th day of February, 1998, and amended on December 11, 1998, March 15, 1999, April 17, 2000, May 1, 2000, May 1, 2001, September 1, 2001, and April 1, 2002 (the “Agreement”), by and among AIM Variable Insurance Funds, a Delaware business trust, A I M Distributors, Inc., a Delaware corporation, Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company, and Clarendon Insurance Agency, Inc., a Massachusetts corporation, is hereby amended as follows:

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Schedule A of the Agreement is deleted in its entirety and replaced with the following:

SCHEDULE A

FUNDS AVAILABLE UNDER THE POLICIES	SEPARATE ACCOUNTS UTILIZING THE FUNDS	CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS

Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund	Sun Life of Canada (U.S.) Variable Account F

•  FUTURITY VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY II VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY III VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY FOCUS VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY FOCUS II VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY ACCOLADE VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY SELECT FOUR VARIABLE AND FIXED ANNUITY CONTRACT

Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund	Sun Life of Canada U.S. Variable Account I

•  FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

•  FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

•  FUTURITY SURVIVORSHIP II VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

•  FUTURITY PROTECTOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

•  FUTURITY ACCUMULATOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account G	• SUN LIFE CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account G	• FUTURITY CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
Series (I) shares AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account F

•  FUTURITY II VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY III VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY FOCUS II VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY ACCOLADE VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY SELECT FOUR VARIABLE AND FIXED ANNUITY CONTRACT

1 of

Series (I) shares AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account I	• FUTURITY SURVIVORSHIP II VARIABLE UNIVERSAL LIFE INSURANCE POLICIES • FUTURITY PROTECTOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES • FUTURITY ACCUMULATOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
Series (II) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Core Equity Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account F	• FUTURITY SELECT FOUR PLUS • FUTURITY SELECT SEVEN • FUTURITY SELECT FREEDOM • FUTURITY SELECT INCENTIVE
Series (II) shares AIM V.I. Capital Appreciation Fund AIM V.I. International Core Equity Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account F	• ALL-STAR • ALL-STAR TRADITIONS • ALL-STAR FREEDOM • ALL-STAR EXTRA

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: August 5, 2002

AIM VARIABLE INSURANCE FUNDS

Attest: /s/ Jim Coppedge	By: /s/ Carol F. Relihan
Name: Jim Coppedge	Name: Carol F. Relihan
Title: Assistant Secretary	Title: Senior Vice President

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A I M DISTRIBUTORS, INC.

Attest: /s/ Jim Coppedge	By: /s/ Gene Needles
Name: Jim Coppedge	Name: Gene Needles
Title: Assistant Secretary	Title: Executive Vice President

SUN LIFE ASSURANCE COMPANY OF
CANADA (U.S.)

Attest: /s/ Maura Murphy	By: /s/ Edward M. Shea
Name: Maura Murphy	Name: Edward M. Shea
Title: Senior Counsel	Title: Assistant Vice President and Senior Counsel

By: /s/ Philip K. Polkinghorn

Name: Philip K. Polkinghorn
Title: Vice President, Retirement Products and Services

CLARENDON INSURANCE AGENCY, INC.

Attest: /s/ Maura Murphy	By: /s/ William T. Evers
Name: Maura Murphy	Name: William T. Evers
Title: Senior Counsel	Title: Assistant Secretary

By: /s/ George E. Maden
Name: George E. Maden
Title: Secretary and Clerk

AMENDMENT NO. 7

PARTICIPATION AGREEMENT

The Participation Agreement, made and entered into as of the 17th day of February, 1998, and amended on December 11, 1998, March 15, 1999, April 17, 2000, May 1, 2000, May 1, 2001, and September 1, 2001 (the “Agreement”), by and among AIM Variable Insurance Funds, a Delaware business trust, A I M Distributors, Inc., a Delaware corporation, Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company, and Clarendon Insurance Agency, Inc., a Massachusetts corporation, is hereby amended as follows:

Schedule A of the Agreement is deleted in its entirety and replaced with the following:

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SCHEDULE A

FUNDS AVAILABLE UNDER THE POLICIES	SEPARATE ACCOUNTS UTILIZING THE FUNDS	CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS

Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund [1]AIM V.I. Growth and Income Fund [1]AIM V.I. International Equity Fund	Sun Life of Canada (U.S.) Variable Account F

•  FUTURITY VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY II VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY III VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY FOCUS VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY FOCUS II VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY ACCOLADE VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY SELECT FOUR VARIABLE AND FIXED ANNUITY CONTRACT

Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Growth and Income Fund AIM V.I. International Equity Fund	Sun Life of Canada U.S. Variable Account I

•  FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

•  FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

•  FUTURITY SURVIVORSHIP II VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

•  FUTURITY PROTECTOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

FUTURITY ACCUMULATOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

Series (I) shares AIM V.I. Capital Appreciation Fund [1]AIM V.I. Value Fund	Sun Life of Canada (U.S.) Variable Account G	• SUN LIFE CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Growth and Income Fund AIM V.I. International Equity Fund AIM V.I. Premier Growth	Sun Life of Canada (U.S.) Variable Account G	• FUTURITY CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
Series (I) shares AIM V.I. Premier Growth	Sun Life of Canada (U.S.) Variable Account F

•  FUTURITY II VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY III VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY FOCUS II VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY ACCOLADE VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY SELECT FOUR VARIABLE AND FIXED ANNUITY CONTRACT

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Series (I) shares AIM V.I. Premier Growth	Sun Life of Canada (U.S.) Variable Account I	• FUTURITY SURVIVORSHIP II VARIABLE UNIVERSAL LIFE INSURANCE POLICIES • FUTURITY PROTECTOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES • FUTURITY ACCUMULATOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
Series (2) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Growth and Income Fund AIM V.I. International Equity Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account F	• FUTURITY SELECT FOUR PLUS

Series (2) shares AIM V.I. Capital Appreciation Fund AIM V.I. International Equity Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account F	• ALL-STAR

[1]	On May 1, 2002, the following fund name changes will become effective:
•	Value Fund will become the Premier Growth Fund
•	Growth and Income Fund will become the Core Equity Fund
•	International Equity Fund will become the International Growth Fund

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: April 1, 2002

AIM VARIABLE INSURANCE FUNDS

Attest: /s/ Nancy L. Martin	By: /s/ Carol F. Relihan
Name: Nancy L. Martin	Name: Carol F. Relihan
Title: Assistant Secretary	Title: Senior Vice President

A I M DISTRIBUTORS, INC.

Attest: /s/ Nancy L. Martin	By: /s/ Michael J. Cemo
Name: Nancy L. Martin	Name: Michael J. Cemo
Title: Assistant Secretary	Title: President

SUN LIFE ASSURANCE COMPANY OF
CANADA (U.S.)

Attest: /s/ Maura Murphy	By: /s/ Edward M. Shea
Name: Maura Murphy	Name:
Title: Senior Counsel	Title:

By: /s/ Ellen B, King
Name:
Title:

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CLARENDON INSURANCE AGENCY, INC.

Attest: /s/ Maura Murphy	By: /s/ William T. Evers
Name: Maura Murphy	Name: William T. Evers
Title: Senior Counsel	Title: Assistant Secretary

By: /s/ George E. Maden
Name: George E. Maden
Title: Secretary and Clerk

AMENDMENT NO. 6

PARTICIPATION AGREEMENT

The Participation Agreement, made and entered into as of the 17th day of February, 1998, and amended on December 11, 1998, March 15, 1999, April 17, 2000, May 1, 2000, and May 1, 2001 (the “Agreement”), by and among AIM Variable Insurance Funds, a Delaware business trust, A I M Distributors, Inc., a Delaware corporation, Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company, and Clarendon Insurance Agency, Inc., a Massachusetts corporation, is hereby amended as follows:

1.	Schedule A of the Agreement is deleted in its entirety and replaced with the following:

SCHEDULE A

FUNDS AVAILABLE UNDER THE POLICIES	SEPARATE ACCOUNTS UTILIZING THE FUNDS	CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS
AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Growth and Income Fund AIM V.I. International Equity Fund	Sun Life of Canada (U.S.) Variable Account F

•  FUTURITY VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY II VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY III VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY FOCUS VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY FOCUS II VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY ACCOLADE VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY SELECT FOUR VARIABLE AND FIXED ANNUITY CONTRACT

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AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Growth and Income Fund AIM V.I. International Equity Fund	Sun Life of Canada U.S. Variable Account I

•  FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

•  FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

•  FUTURITY SURVIVORSHIP II VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

•  FUTURITY PROTECTOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

•  FUTURITY ACCUMULATOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

AIM V.I. Capital Appreciation Fund AIM V.I. Value Fund	Sun Life of Canada (U.S.) Variable Account G	• SUN LIFE CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Growth and Income Fund AIM V.I. International Equity Fund AIM V.I. Value Fund	Sun Life of Canada (U.S.) Variable Account G	• FUTURITY CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
AIM V.I. Value Fund	Sun Life of Canada (U.S.) Variable Account F

•  FUTURITY II VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY III VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY FOCUS II VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY ACCOLADE VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY SELECT FOUR VARIABLE AND FIXED ANNUITY CONTRACT

AIM V.I. Value Fund	Sun Life of Canada (U.S.) Variable Account I	• FUTURITY SURVIVORSHIP II VARIABLE UNIVERSAL LIFE INSURANCE POLICIES • FUTURITY PROTECTOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES • FUTURITY ACCUMULATOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

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All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: September 1, 2001

AIM VARIABLE INSURANCE FUNDS

Attest: /s/ Nancy L. Martin	By: /s/ Carol F. Relihan
Name: Nancy L. Martin	Name: Carol F. Relihan
Title: Assistant Secretary	Title: Senior Vice President

A I M DISTRIBUTORS, INC.

Attest: /s/ Nancy L. Martin	By: /s/ Michael J. Cemo
Name: Nancy L. Martin	Name: Michael J. Cemo
Title: Assistant Secretary	Title: President

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

Attest: /s/ Maura Murphy	By: /s/ Ronald J. Fernandes
Name: Maura Murphy	Name: Ronald J. Fernandes
Title: Senior Counsel	Title: Vice President, Retirement Products & Services

By: /s/ Edward M. Shea
Name: Edward M. Shea
Title: Assistant Vice President and Senior Counsel

CLARENDON INSURANCE AGENCY, INC.

Attest: /s/ Maura Murphy	By: /s/ Norton A. Goss, II
Name: Maura Murphy	Name: Norton A. Goss, II
Title: Senior Counsel	Title: Assistant Vice President

By: /s/ George E. Maden
Name: George E. Maden
Title: Secretary

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AMENDMENT NO. 5

PARTICIPATION AGREEMENT

The Participation Agreement, made and entered into as of the 17th day of February, 1998, and amended on December 11, 1998, March 15, 1999, April 17, 2000 and May 1, 2000, (the “Agreement”), by and among AIM Variable Insurance Funds, a Delaware business trust, A I M Distributors, Inc., a Delaware corporation, Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company, and Clarendon Insurance Agency, Inc., a Massachusetts corporation, is hereby amended as follows:

1.	Schedule A of the Agreement is deleted in its entirety and replaced with the following:

SCHEDULE A

FUNDS AVAILABLE UNDER THE POLICIES	SEPARATE ACCOUNTS UTILIZING THE FUNDS	CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS
AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Growth and Income Fund AIM V.I. International Equity Fund	Sun Life of Canada (U.S.) Variable Account F

•  FUTURITY VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY II VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY III VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY FOCUS VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY FOCUS II VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY ACCOLADE VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY SELECT FOUR VARIABLE AND FIXED ANNUITY CONTRACT

AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Growth and Income Fund AIM V.I. International Equity Fund	Sun Life of Canada U.S. Variable Account I

•  FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

•  FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

•  FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES II

•  FUTURITY PROTECTOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

•  FUTURITY ACCUMULATOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

AIM V.I. Capital Appreciation Fund AIM V.I. Value Fund	Sun Life of Canada (U.S.) Variable Account G	• SUN LIFE CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

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AIM V.I. Value Fund	Sun Life of Canada (U.S.) Variable Account F

•  FUTURITY II VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY III VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY FOCUS II VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY ACCOLADE VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY SELECT FOUR VARIABLE AND FIXED ANNUITY CONTRACT

AIM V.I. Value Fund	Sun Life of Canada (U.S.) Variable Account I	• FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES II • FUTURITY PROTECTOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES • FUTURITY ACCUMULATOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

2.	Schedule B of the Agreement is deleted in its entirety and replaced with the following:

SCHEDULE B

AIM VARIABLE INSURANCE FUNDS

AIM V.I. Capital Appreciation Fund

AIM V.I. Growth Fund

AIM V.I. Growth and Income Fund

AIM V.I. International Fund

AIM V.I. Value Fund

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: May 1, 2001

AIM VARIABLE INSURANCE FUNDS

Attest: /s/ P. Michelle Grace	By: /s/ Robert H. Graham
Name: P. Michelle Grace	Name: Robert H. Graham
Title: Assistant Secretary	Title: President

(SEAL)

A I M DISTRIBUTORS, INC.

Attest: /s/ P. Michelle Grace	By: /s/ Michael J. Cemo
Name: P. Michelle Grace	Name: Michael J. Cemo
Title: Assistant Secretary	Title: President

(SEAL)

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SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

Attest: /s/ Maura Murphy	By: /s/ Ronald J. Fernandes
Name: Maura Murphy	Name: Ronald J. Fernandes
Title: Senior Counsel	Title: Vice President, Retirement Products & Services

(SEAL)

By: /s/ Edward M. Shea
Name: Edward M. Shea
Title: Assistant Vice President and Senior Counsel

CLARENDON INSURANCE AGENCY, INC.

Attest: /s/ Maura Murphy	By: /s/ Norton A. Goss, II
Name: Maura Murphy	Name: Norton A. Goss, II
Title: Senior Counsel	Title: Assistant Vice President

(SEAL)

By: /s/ George E. Maden
Name: George E. Maden
Title: Secretary

April 27, 2000

Ted Shea

Sun Life Assurance Company of Canada (U.S.) , Clarendon Insurance Agency, Inc.

1 Copley Place Suite 200

Boston MA 021116

Re: Notice of Assignment and Consent

Dear Mr. Shea,

Sun Life Assurance Company of Canada (U.S.) , Clarendon Insurance Agency, Inc. and AIM Variable Insurance Funds, Inc. are parties to a Participation Agreement dated February 17, 1998 (the “Agreement”.)

On May 1, 2000, AIM May 1, 2000, AIM Variable Insurance Funds, Inc., a Maryland corporation, will be reorganized into AIM Variable Insurance Funds, a Delaware business trust. AIM Variable Insurance Funds will succeed to all the rights and obligations of AIM Variable Insurance Funds, Inc. This reorganization will result in a technical change of control of AIM Variable Insurance Funds, Inc. and thus an assignment of the Agreement.

Such assignment requires the consent of the parties. Accordingly, AIM Variable Insurance Funds, Inc. requests that you provide your consent to the assignment of the Agreement as described above by signing where indicated below and returning one manually-executed copy of this letter to Laurie Hollis no later than May 8, 2000. This letter shall constitute an amendment to the Agreement effective May 1, 2000.

Thank you for your prompt attention and assistance in this matter. If you have any questions, please call Jordana DeGuire at 713-214-4758.

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Sincerely,

/s/ Carol Relihan

Carol Relihan

Senior Vice President

Sun Life Assurance Company of Canada (U.S.)

Acknowledged and Agreed:

By: /s/ Ted Shea

Name: Ted Shea

Title: AVP and Senior Counsel

By: /s/ Norton Goss

Name: Norton Goss

Title: AVP Compliance

Clarendon Insurance Agency, Inc.

By: /s/ Norton Goss

Name: Norton Goss

Title: AVP Compliance

By: /s/ George E Maden

Name: George E Maden

Title: AVP and Senior Counsel

AMENDMENT NO. 3

PARTICIPATION AGREEMENT

This Agreement, made and entered into as of the 17th day of February, 1998 (“Agreement”), by and among A I M Variable Insurance Funds, Inc., a Maryland corporation, (“AVIF”); A I M Distributors, Inc., a Delaware corporation (“A I M”); Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company and Clarendon Insurance Agency, Inc. a Massachusetts corporation, is hereby amended as follows:

Introduction Paragraph Page 1 is deleted in its entirety and replaced with the following:

The Participation Agreement (the “Agreement”), dated February 17, 1998, and amended on December 11, 1998, March 15, 1999 and April 17, 2000, by and among A I M Variable Insurance Funds, a Delaware business trust, A I M Distributors, Inc., a Delaware corporation, Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company Clarendon Insurance Agency, Inc., a Massachusetts corporation, is hereby amended as follows:

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Schedule A of the Agreement is deleted in its entirety and replaced with the following:

SCHEDULE A

FUNDS AVAILABLE UNDER THE POLICIES	SEPARATE ACCOUNTS UTILIZING THE FUNDS	CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS
AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Growth and Income Fund AIM V.I. International Equity Fund	Sun Life of Canada U.S. Variable Account F

•  FUTURITY VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY II VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY III VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY FOCUS VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY FOCUS II VARIABLE AND FIXED ANNUITY CONTRACT

•  FUTURITY ACCOLADE VARIABLE AND FIXED ANNUITY CONTRACT

AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Growth and Income Fund AIM V.I. International Equity Fund	Sun Life of Canada U.S. Variable Account I	• FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE POLICIES • FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

AIM V.I. Capital Appreciation Fund AIM V.I. Value Fund	Sun Life of Canada U.S. Variable Account G	• SUN LIFE CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: April 17, 2000

AIM VARIABLE INSURANCE FUNDS

By: /s/ Nancy Martin
Name: Nancy Martin
Title: Assistant Secretary

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By: /s/ Robert H. Graham
Name: Robert H. Graham
Title: President

AIM DISTRIBUTORS, INC.

By: /s/ Nancy Martin
Name: Nancy Martin
Title: Assistant Secretary

By: /s/ Michael J. Cemo
Name: Michael J. Cemo
Title: President

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

By: /s/ Maura Murphy
Name: Maura Murphy
Title:

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By: /s/ Ted Shea
Name: Ted Shea
Title: AVP and Senior Counsel

By: /s/ Norton Goss
Name: Norton Goss
Title: AVP Compliance

CLARENDON INSURANCE AGENCY, INC.

By: /s/ Maura Murphy
Name: Maura Murphy
Title:

By: /s/ George E Maden
Name: George E Maden
Title: AVP and Senior Counsel

By: /s/ Norton Goss
Name: Norton Goss
Title: AVP Compliance

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AMENDMENT NO. 2

PARTICIPATION

AGREEMENT

The Participation Agreement (the “Agreement”), dated February 17, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware corporation, Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company and Clarendon Insurance Agency, Inc. a Massachusetts corporation, is hereby amended as follows:

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

SCHEDULE A

FUNDS AVAILABLE UNDER THE POLICIES	SEPARA ACCOUNTS UTILIZING THE FUNDS	CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS

AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Growth and Income Fund AIM V.I. International Equity Fund	Sun Life of Canada (U.S.) Variable Account F	• FUTURITY VARIABLE ANNUITY CONTRACT • FUTURITY II VARIABLE ANNUITY CONTRACT • FUTURITY VARIABLE ANNUITY CONTRACT

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AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Growth and Income Fund AIM V.I. International Equity Fund	Sun Life of Canada (U.S.) Variable Account I	• FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

AIM V.I. Capital Appreciation Fund AIM V.I. Value Fund	Sun Life of Canada (U.S.) Variable Account G	• SUN LIFE CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: March 15, 1999

A IM DISTRIBUTORS, INC.

Attest: /s/ Nancy L. Martin	By: /s/ Michael J. Cemo
Name: Nancy L. Martin	Name: Michael J. Cemo
Title: Assistant Secretary	Title: President

AIM VARIABLE INSURANCE FUNDS, INC

Attest: /s/ Nancy L. Martin	By: /s/ Robert H Graham
Name: Nancy L. Martin	Name: Robert H Graham
Title: Assistant Secretary	Title: President

Sun Life Assurance Company of Canada (U.S.)

Attest: Maura A. Murphy	By: /s/ Robert K. Leach
Name: Maura A. Murphy	Name: Robert K. Leach
Title: Secretary	Title: Vice President

Clarendon Insurance Agency, Inc.

Attest: Maura A. Murphy	By: /s/ Jane Mancini
Name: Maura A. Murphy	Name: Jane Mancini
Title: Secretary	Title: President

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AMENDMENT NO. 1

PARTICIPATION AGREEMENT

The Participation Agreement (the “Agreement”), dated February 17, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware corporation, Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company and Clarendon Insurance Agency, Inc. a Massachusetts corporation, is hereby amended as follows:

Section 5 of the Agreement is hereby deleted in its entirety and replaced with the following:

Section 9. Notices.

Notices and communications required or permitted by Section 9 hereof will be given by means mutually acceptable to the Parties concerned. Each other notice or communication required or permitted by this Agreement will be given to the following persons at the following addresses and facsimile numbers, or such other persons, addresses or facsimile numbers as the Party receiving such notices or communications may subsequently direct in writing:

Sun life Assurance Company of Canada (U.S.) Clarendon Insurance Agency, Inc.
One Sun Life Executive Park Wellesley Hills, MA 02481 Facsimile: (781) 237-0707 Attention Maura A. Murphy,

AIM Variable Insurance Inc. A IM Distributors, Inc. 11 Greenway Plaza, Suite 100 Houston, Texas 77046 Facsimile: (713) 993-9185 Attention: Nancy L. Martin, Esq.

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

SCHEDULE A

FUNDS AVAILABLE UNDER THE POLICIES	SEPARATE ACCOUNTS UTILIZING THE FUNDS	CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS

AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Growth and Income Fund AIM V.I. International Equity Fund	Sun Life of Canada (U.S.) Variable Account F	• FUTURITY VARIABLE ANNUITY CONTRACT • FUTURITY II VARIABLE ANNUITY CONTRACT

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date:	December 11, 1998

A IM DISTRIBUTORS, INC.

Attest: /s/ Nancy L. Martin	By: /s/Michael J. Cemo
Name: Nancy L. Martin	Name: Michael J. Cemo
Title: Assistant Secretary	Title: President

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AIM VARIABLE INSURANCE FUNDS, INC

Attest: /s/ Nancy L. Martin	By: /s/Robert H Graham
Name: Nancy L. Martin	Name: Robert H Graham
Title: Assistant Secretary	Title: President

Sun Life Assurance Company of Canada (U.S.)

Attest: Maura A. Murphy	By: /s/ Robert K. Leach
Name: Maura A. Murphy	Name: Robert K. Leach
Title: Sr Associate Counsel	Title: Vice President

Clarendon Insurance Agency, Inc.

Attest: Maura A. Murphy	By: /s/ Jane Mancini
Name: Maura A. Murphy	Name: Jane Mancini
Title: Sr Associate Counsel	Title: President

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PARTICIPATION AGREEMENT

BY AND AMONG

AIM VARIABLE INSURANCE FUNDS, INC.,

AIM DISTRIBUTORS, INC.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.),

ON BEHALF OF ITSELF AND

ITS SEPARATE ACCOUNTS,

AND

CLARENDON INSURANCE AGENCY, INC.

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i

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ii

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PARTICIPATION AGREEMENT

THIS AGREEMENT, made and entered into as of the 17th day of February, 1998 (“Agreement”), by and among AIM Variable Insurance Funds, Inc., a Maryland corporation (“AVIF”); AIM Distributors, Inc., a Delaware corporation (“AIM”); Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company (“Sun Life”), on behalf of itself and each of its segregated asset accounts listed in Schedule A hereto, as the parties hereto may amend from time to time (each, an “Account,” and collectively, the “Accounts”); and Clarendon Insurance Agency, Inc. (“Clarendon”), a Massachusetts corporation, a subsidiary of Sun Life and the principal underwriter of the Contracts (collectively, the “Parties”).

WITNESSETH THAT:

WHEREAS, AVIF is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, AVIF currently consists of nine separate series (“Series”), shares (“Shares”) of each of which are registered under the Securities Act of 1933, as amended (the “1933 Act”) and are currently sold to one or more separate accounts of life insurance companies to fund benefits under variable annuity contracts and variable life insurance contracts; and

WHEREAS, AVIF will make Shares of each Series listed on Schedule A hereto as the Parties hereto may amend from time to time (each a “Fund”; reference herein to “AVIF” includes reference to each Fund, to the extent the context requires) available for purchase by the Accounts; and

WHEREAS, Sun Life will be the issuer of certain variable annuity contracts (“Contracts”) as set forth on Schedule A hereto, as the Parties hereto may amend from time to time, which Contracts (hereinafter collectively, the “Contracts”), if required by applicable law, will be registered under the 1933 Act; and

WHEREAS, Sun Life will fund the Contracts through the Accounts, each of which may be divided into two or more subaccounts (“Subaccounts”; reference herein to an “Account” includes reference to each Subaccount thereof to the extent the context requires); and

WHEREAS, Sun Life will serve as the depositor of the Accounts, each of which is registered as a unit investment trust investment company under the 1940 Act (or exempt therefrom), and the security interests deemed to be issued by the Accounts under the Contracts will be registered as securities under the 1933 Act (or exempt therefrom); and

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WHEREAS, to the extent permitted by applicable insurance laws and regulations, Sun Life intends to purchase Shares of one or more of the Funds on behalf of the Accounts to fund the Contracts; and

WHEREAS, Clarendon is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934 (“1934 Act”) and a member in good standing of the National Association of Securities Dealers, Inc. (“NASD”);

NOW, THEREFORE, in consideration of the mutual benefits and promises contained herein, the Parties hereto agree as follows:

SECTION 1. AVAILABLE FUNDS

1.1 AVAILABILITY.

AVIF will make Shares of each Fund available to Sun Life for purchase and redemption at net asset value and with no sales charges, subject to the terms and conditions of this Agreement. The Board of Directors of AVIF may refuse to sell Shares of any Fund to any person, or suspend or terminate the offering of Shares of any Fund if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Directors acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, such action is deemed in the best interests of the shareholders of such Fund.

1.2 ADDITION, DELETION OR MODIFICATION OF FUNDS.

The Parties hereto may agree, from time to time, to add other Funds to provide additional funding media for the Contracts, or to delete, combine, or modify existing Funds, by amending Schedule A hereto. Upon such amendment to Schedule A, any applicable reference to a Fund, AVIF, or its Shares herein shall include a reference to any such additional Fund. Schedule A, as amended from time to time, is incorporated herein by reference and is a part hereof.

1.3 NO SALES TO THE GENERAL PUBLIC.

AVIF represents and warrants that no Shares of any Fund have been or will be sold to the general public.

SECTION 2. PROCESSING TRANSACTIONS

2.1 TIMELY PRICING AND ORDERS.

(a) AVIF or its designated agent will use its best efforts to provide Sun Life with the net asset value per Share for each Fund by 5:30 p.m. Central Time on each Business Day. As used herein, “Business Day” shall mean any day on which (i) the New York Stock Exchange is open for regular trading, (ii) AVIF calculates the Fund’s net asset value, and (iii) Sun Life is open for business.

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(b) Sun Life will use the data provided by AVIF each Business Day pursuant to paragraph (a) immediately above to calculate Account unit values and to process transactions that receive that same Business Day’s Account unit values. Sun Life will perform such Account processing the same Business Day, and will place corresponding orders to purchase or redeem Shares with AVIF by 9:00 a.m. Central Time the following Business Day; PROVIDED, however, that AVIF shall provide additional time to Sun Life in the event that AVIF is unable to meet the 5:30 p.m. Central Time stated in paragraph (a) immediately above. Such additional time shall be equal to the additional time that AVIF takes to make the net asset values available to Sun Life.

(c) With respect to payment of the purchase price by Sun Life and of redemption proceeds by AVIF, Sun Life and AVIF shall net purchase and redemption orders with respect to each Fund and shall transmit one net payment per Fund in accordance with Section 2.2, below.

(d) If AVIF provides materially incorrect Share net asset value information (as determined under SEC guidelines), Sun Life shall be entitled to an adjustment to the number of Shares purchased or redeemed to reflect the correct net asset value per Share. Any material error in the calculation of reporting of net asset value per Share, dividend or capital gain information shall be reported promptly upon discovery to Sun Life.

2.2 TIMELY PAYMENTS.

Sun Life will wire payment for net purchases to a custodial account designated by AVIF by 1:00 p.m. Central Time on the same day as the order for Shares is placed, to the extent practicable. AVIF will wire payment for net redemptions to an account designated by Sun Life by 1:00 p.m Central Time on the same day as the Order is placed, to the extent practicable, but in any event within five (5) calendar days after the date the order is placed in order to enable Sun Life to pay redemption proceeds within the time specified in Section 22(e) of the 1940 Act or such shorter period of time as may be required by law.

2.3 APPLICABLE PRICE.

(a) Share purchase payments and redemption orders that result from purchase payments, premium payments, surrenders and other transactions under Contracts (collectively, “Contract transactions”) and that Sun Life receives prior to the close of regular trading on the New York Stock Exchange on a Business Day will be executed at the net asset values of the appropriate Funds next computed after receipt by AVIF or its designated agent of the orders. For purposes of this Section 2.3(a), Sun Life shall be the designated agent of AVIF for receipt of orders relating to Contract transactions on each Business Day and receipt by such designated agent shall constitute receipt by AVIF; PROVIDED that AVIF receives notice of such orders by 9:00 a.m. Central Time on the next following Business Day or such later time as computed in accordance with Section 2.1(b) hereof. AVIF will acknowledge and verify receipt of such orders by 12:00 p.m. Central Time on each business day on which orders are received.

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(b) All other Share purchases and redemptions by Sun Life will be effected at the net asset values of the appropriate Funds next computed after receipt by AVIF or its designated agent of the order therefor, and such orders will be irrevocable.

2.4 DIVIDENDS AND DISTRIBUTIONS.

AVIF will furnish notice by wire or telephone (followed by written confirmation) on or prior to the payment date to Sun Life of any income dividends or capital gain distributions payable on the shares of any Fund. Sun Life hereby elects to reinvest all dividends and capital gains distributions in additional Shares of the corresponding Fund at the ex-dividend date net asset values until Sun Life otherwise notifies AVIF in writing, it being agreed by the Parties that the ex-dividend date and the payment date with respect to any dividend or distribution will be the same Business Day. Sun Life reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash.

2.5 BOOK ENTRY.

Issuance and transfer of AVIF Shares will be by book entry only. Stock certificates will not be issued to Sun Life. Shares ordered from AVIF will be recorded in an appropriate title for Sun Life, on behalf of its Account, as directed by Sun Life.

SECTION 3. COSTS AND EXPENSES

3.1 GENERAL.

Except as otherwise specifically provided in Schedule C, attached hereto and made a part hereof, each Party will bear all expenses incident to its performance under this Agreement.

3.2 PARTIES TO COOPERATE.

Each party agrees to cooperate with the others, as applicable, in arranging to print, mail and/or deliver, in a timely manner, combined or coordinated prospectuses or other materials of AVIF and the Accounts. Except as otherwise specifically provided herein, each Party will bear all expenses incident to its performance under this Agreement.

SECTION 4. LEGAL COMPLIANCE

4.1 TAX LAWS.

(a) AVIF represents and warrants that each Fund currently qualified as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and represents that it will qualify and maintain qualification of each Fund as a RIC.

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AVIF will notify Sun Life immediately upon having a reasonable basis for believing that a Fund has ceased to so qualify or that it might not so qualify in the future.

(b) AVIF represents that it will comply and maintain each Fund’s compliance with the diversification requirements set forth in Section 817(h) of the Code and Section 1.817-5(b) of the regulations under the Code. AVIF will notify Sun Life immediately upon having a reasonable basis for believing that a Fund has ceased to so comply or that a Fund might not so comply in the future. In the event of a breach of this Section 4.1(b) by AVIF, it will take all reasonable steps to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Section 1.817-5 of the regulations under the Code.

(c) Notwithstanding Section 12.2 of this Agreement, Sun Life agrees that if the Internal Revenue Service (“IRS”) asserts in writing in connection with any governmental audit or review of Sun Life or, to Sun Life’s knowledge, of any Participant, that any Fund has failed to comply with the diversification requirements of Subchapter M or Section 817(h) of the Code or Sun Life otherwise becomes aware of any facts that could give rise to any claim against AVIF or its affiliates as a result of such a failure or alleged failure:

(i)	Sun Life shall promptly notify AVIF of such assertion or potential claim (subject to the confidentiality provisions of Section 18 as to any Participant);

(ii)	Sun Life shall consult with AVIF as to how minimize any liability that may arise as a result of such failure or alleged failure;

(iii)

Sun Life shall, in good faith and to the extent not inconsistent with its fiduciary duties to its Contract owners, use its best efforts to minimize any liability of AVIF or its affiliates resulting from such failure, including, without limitation, demonstrating, pursuant to Treasury Regulations Section 1.817-5(a)(2), to the Commissioner of the IRS that such failure was inadvertent;

(iv)

Sun Life shall permit AVIF, its affiliates and their legal and accounting advisors to participate, at their sole expense, in any conferences, settlement discussions or other administrative or judicial proceeding or contests (including judicial appeals thereof) with the IRS, any Participant or any other claimant regarding any claims that could give rise to liability to AVIF or its affiliates as a result of such a failure or alleged failure; PROVIDED, however, that Sun Life will retain control of the conduct of such conferences, discussions, proceedings, contests or appeals;

(v)

any written materials to be submitted by Sun Life to the IRS, any Participant or any other claimant in connection with any of the foregoing proceedings or contests (including, without limitation, any such materials to be submitted to the IRS pursuant to Treasury Regulations Section 1.817-5(a)(2), (a) shall be provided by Sun Life to AVIF (together with any supporting information or analysis); subject to the confidentiality provisions of Section 18, at least ten

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(10) business days or such shorter period to which the Parties hereto agree prior to the day on which such proposed materials are to be submitted, and (b) shall not be submitted by Sun Life to any such person without the express written consent of AVIF which shall not be unreasonably withheld; PROVIDED, that in any event, each Party shall use its best efforts to make, as promptly as possible, the submissions to the Commissioner of the IRS contemplated by paragraph (c)(iii) above;

(vi)

Sun Life shall provide AVIF or its affiliates and their accounting and legal advisors with such cooperation as AVIF shall reasonably request (including, without limitation, by permitting AVIF and its accounting and legal advisors to review the relevant books and records of Sun Life) in order to facilitate review by AVIF or its advisors of any written submissions provided to it pursuant to the preceding clause or its assessment of the validity or amount of any claim against its arising from such a failure or alleged failure.

(vii)

Sun Life shall not with respect to any claim of the IRS or any Participant that would give rise to a claim against AVIF or its affiliates (a) compromise or settle any claim, (b) accept any adjustment on audit, or (c) forego any allowable administrative or judicial appeals, without the express written consent of AVIF or its affiliates, which shall not be unreasonably withheld, PROVIDED, that after exhausting all administrative remedies, in the event of an adverse judicial decision, Sun Life shall either (a) appeal such decision, PROVIDED, that to the extent requested by Sun Life, AVIF or its affiliates provides an opinion of independent counsel to the effect that a reasonable basis exists for taking such appeal, in which case the costs of such appeal shall be borne equally by the Parties hereto, or (b) permit AVIF and its affiliates to act in the name of Sun Life and to control the conduct of such appeal pursuant to the last paragraph of this Section 4.1(c), in which case the costs of such appeal shall be borne by AVIF or its affiliates pursuant to that paragraph; and

(viii)

AVIF and its affiliates shall have no liability as a result of such failure or alleged failure if Sun Life fails to comply with any of the foregoing clauses (i) through (vii), and such failure could be shown to have materially contributed to the liability.

Should AVIF or any of its affiliates refuse to give its written consent to any compromise or settlement of any claim or liability hereunder, Sun life may, in its discretion, authorize AVIF or its affiliates to act in the name of Sun Life in, and to control the conduct of, such conferences, discussions, proceedings, contests or appeals and all administrative or judicial appeals thereof, and in that event AVIF or its affiliates shall bear the fees and expenses associated with the conduct of the proceedings that it is so authorized to control; PROVIDED, that in no event shall Sun life have any liability resulting from AVIF’s refusal to accept the proposed settlement or compromise with respect to any failure to comply with the requirements of Subchapter M or Section 817(h) of the Code caused by AVIF. As used in this Agreement, the term “affiliates” shall have the same meaning as “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

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(d) AVIF agrees to cooperate with Sun Life with respect to the matters described in paragraphs (c)(i) through (vii) above. AVIF further agrees that it shall provide or cause to be provided to Sun Life, on a quarterly basis, written confirmation of each Fund’s compliance with the diversification requirements of Subchapter M and Section 817(h) of the Code.

(e) Sun Life represents and warrants that the Contracts currently are and will be treated as annuity contracts or life insurance contracts under applicable provisions of the Code and that it will maintain such treatment; Sun Life will notify AVIF immediately upon having a reasonable basis for believing that any of the Contracts have ceased to be so treated or that they might not be so treated in the future.

(f) Sun Life represents and warrants that each Account is a “segregated asset account” and that interests in each Account are offered exclusively through the purchase of or transfer into a “variable contract,” within the meaning or such terms under Section 817 of the Code and the regulations thereunder. Sun Life will continue to meet such definitional requirements, and it will notify AVIF immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future.

4.2 INSURANCE AND CERTAIN OTHER LAWS.

(a) AVIF will use its best efforts to comply with any applicable state insurance laws or regulations, to the extent specifically requested by Sun Life, including, the furnishing of information not otherwise available to Sun Life which is required by state insurance law to enable Sun Life to obtain the authority needed to issue the Contracts in any applicable state.

(b) Sun Life represents and warrants that (i) it is an insurance company duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power, authority and legal right to execute, deliver and perform its duties and comply with its obligations under this Agreement, (ii) it has legally and validly established and maintains each Account as a segregated asset account under Delaware law and the regulations thereunder, and (iii) the Contracts comply in all material respects with all other applicable federal and state laws and regulations.

(c) AVIF represents and warrants that it is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland and has full power, authority, and legal right to execute, deliver, and perform its duties and comply with its obligations under this Agreement.

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4.3 SECURITIES LAWS.

(a) Sun Life represents and warrants that (i) interests in each Account pursuant to the Contracts will be registered under the 1933 Act to the extent required by the 1933 Act, (ii) the Contracts will be duly authorized for issuance and sold in compliance with all applicable federal and state laws, including, without limitation, the 1933 Act, the 1934 Act, the 1940 Act and Delaware law, (iii) each Account is and will remain registered under the 1940 Act, to the extent required by the 1940 act, (iv) each Account does and will comply in all material respects with the requirements of the 1940 Act and the rules thereunder, to the extent required, (v) each Account’s 1933 Act registration statement relating to the Contracts, together with any amendments thereto, will at all times comply in all material respects with the requirements of the 1933 Act and the rules thereunder, (vi) Sun Life will amend the registration statement for its Contracts under the 1933 Act and for its Accounts under the 1940 Act from time to time as required in order to effect the continuous offering of its Contracts or as may otherwise be required by applicable law, and (vii) each Account Prospectus will at all times comply in all material respects with the requirements of the 1933 Act and the rules thereunder.

(b) AVIF represents and warrants that (i) Shares sold pursuant to this Agreement will be registered under the 1933 Act to the extent required by the 1933 Act and duly authorized for issuance and sold in compliance with Maryland law, (ii) AVIF is and will remain registered under the 1940 Act to the extent required by the 1940 Act, (iii) AVIF will amend the registration statement for its Shares under the 1933 Act and itself under the 1940 Act from time to time as required in order to effect the continuous offering of its Shares, (iv) AVIF does and will comply in all material respects with the requirements of the 1940 Act and the rules thereunder, (v) AVIF’s 1933 Act registration statement, together with any amendments thereto, will at all times comply in all material respects with the requirements of the 1933 Act and rules thereunder, and (vi) AVIF’s Prospectus will at all times comply in all material respects with the requirements of the 1933 Act and the rules thereunder.

(c) AVIF will at its expense register and qualify its Shares for sale in accordance with the laws of any state or other jurisdiction if and to the extent reasonably deemed advisable by AVIF.

(d) AVIF currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act or otherwise, although it reserves the right to make such payments in the future. To the extent that it decides to finance distribution expenses pursuant to Rule 12b-1, AVIF undertakes to have its Board of Directors, a majority of whom are not “interested” persons of the Fund, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

(e) AVIF represents and warrants that all of its trustees, officers, employees, investment advisers, and other individuals/entities having access to the funds and/or securities of the Fund are and continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currently by Rule 17g-(1) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

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4.4 NOTICE OF CERTAIN PROCEEDINGS AND OTHER CIRCUMSTANCES.

(a) AFIF will immediately notify Sun Life of (i) the issuance by any court or regulatory body of any stop order, cease and desist order, or other similar order with respect to AVIF’s registration statement under the 1933 Act or AVIF Prospectus, (ii) any request by the SEC for any amendment to such registration statement or AVIF Prospectus that may affect the offering of Shares of AVIF, (iii) the initiation of any proceedings for that purpose or for any other purpose relating to the registration or offering of AVIF’s Shares, or (iv) any other action or circumstances that may prevent the lawful offer or sale of Shares of any Fund in any state or jurisdiction, including, without limitation, any circumstances in which (a) such Shares are not registered and, in all material respects, issued and sold in accordance with applicable state and federal law, or (b) such law precludes the use of such Shares as an underlying investment medium of the Contracts issued or to be issued by Sun Life. AVIF will make every reasonable effort to prevent the issuance, with respect to any Fund, of any such stop order, cease and desist order or similar order and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.

(b) Sun Life will immediately notify AVIF of (i) the issuance by any court or regulatory body of any stop order, cease and desist order, or other similar order with respect to each Account’s registration statement under the 1933 Act relating to the Contracts or each Account Prospectus, (ii) any request by the SEC for any amendment to such registration statement or Account Prospectus that may affect the offering of Shares of AVIF, (iii) the initiation of any proceedings for that purpose or for any other purpose relating to the registration or offering of each Account’s interests pursuant to the Contracts, or (iv) any other action or circumstances that may prevent the lawful offer or sale of said interests in any state or jurisdiction, including, without limitation, any circumstances in which said interests are not registered and, in all material respects, issued and sold in accordance with applicable state and federal law. Sun Life will make every reasonable effort to prevent the issuance of any such stop order, cease and desist or similar order and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.

4.5 SUN LIFE TO PROVIDE DOCUMENTS; INFORMATION ABOUT AVIF.

(a) Sun Life will provide to AVIF or its designated agent at least one (1) complete copy of all SEC registration statements, Account Prospectuses, reports, any preliminary and final voting instruction solicitation material, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to each Account or the Contracts, contemporaneously with the filing of such document with the SEC or other regulatory authorities.

(b) Sun Life will provide to AVIF or its designated agent at least one (1) complete copy of each piece of sales literature or other promotional material in which AVIF or any of its affiliates is named, at least ten (10) Business Days prior to its use or such shorter period as the Parties hereto may, from time to time, agree upon. No such material shall be used if AVIF or its designated agent objects to such use within ten (10) Business Days after receipt of such material or such shorter period as the Parties hereto may, from time to time, agree upon. AVIF hereby designates AIM as the entity to receive such sales literature, until such time as AVIF appoints another designated agent by giving notice to Sun Life in the manner required by Section 9 hereof.

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(c) Neither Sun Life nor any of its affiliates, will give any information or make any representations or statements on behalf of or concerning AVIF or its affiliates in connection with the sale of the Contracts other than (i) the information or representations contained in the registration statement, including the AVIF Prospectus contained therein, relating to Shares, as such registration statement and AVIF Prospectus may be amended from time to time; or (ii) in reports or proxy materials for AVIF; or (iii) in published reports for AVIF that are in the public domain and approved by AVIF for distribution; or (iv) in sales literature or other promotional material approved by AVIF, except with the express written permission of AVIF.

(d) Sun Life shall adopt and implement procedures reasonably designed to ensure that information concerning AVIF and its affiliates that is intended for use only by brokers or agents selling the Contracts (I.E., information that is not intended for distribution to Participants) (“broker only materials”) is so used, and neither AVIF nor any of its affiliates shall be liable for any losses, damages or expenses relating to the improper use of such broker only materials.

(e) For the purposes of this Section 4.5, the phrase “sales literature or other promotional material” includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media, (E.G., on-line networks such as the Internet or other electronic messages), sales literature (I.E., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, prospectuses, statements of additional information, shareholder reports, and proxy materials and any other material constituting sales literature or advertising under the NASD rules, the 1933 Act or the 1940 Act.

4.6 AVIF TO PROVIDE DOCUMENTS; INFORMATION ABOUT SUN LIFE.

(a) AVIF will provide to Sun Life at least one (1) complete copy of all SEC registration statements, AVIF Prospectuses, statements of additional information reports, any preliminary and final proxy material, applications for exemptions, exemptive orders, requests for no-action letters, and all amendments to any of the above, that relate to AVIF or the Shares of a Fund, contemporaneously with the filing of such document with the SEC or other regulatory authorities.

(b) AVIF will provide to Sun Life or its designated agent at least one (1) complete copy of each piece of sales literature or other promotional material in which Sun Life, or any of its respective affiliates is named, or that refers to the Contracts, at least ten (10) Business Days prior to its use or such shorter period as the Parties hereto may, from time to time, agree upon. No such material shall be used if Sun Life or its designated agent objects to such use within ten (10) Business Days after receipt of such material or such shorter period as the Parties hereto may, from time to time, agree upon. Sun Life shall receive all such sales literature until such time as it appoints a designated agent by giving notice to AVIF in the manner required by Section 9 hereof.

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(c) Neither AVIF nor any of its affiliates will give any information or make any representations or statements on behalf of or concerning Sun Life, each Account, or the Contracts other than (i) the information or representations contained in the registration statement, including each Account Prospectus contained therein, relating to the Contracts, as such registration statement and Account Prospectus may be amended from time to time; or (ii) in published reports for the Account or the Contracts that are in the public domain and approved by Sun Life for distribution; or (iii) in sales literature or other promotional material approved by Sun Life or its Affiliates, except with the express written permission of Sun Life.

(d) AVIF shall cause its principal underwriter to adopt and implement procedures reasonably designed to ensure that information concerning Sun Life, and its respective affiliates that is intended for use only by brokers or agents selling the Contracts (I.E., information that is not intended for distribution to Participants) (“broker only materials”) is so used, and neither Sun Life, nor any of its respective affiliates shall be liable for any losses, damages or expenses relating to the improper use of such broker only materials.

(e) For purposes of this Section 4.6, the phrase “sales literature or other promotional material” includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media, (E.G., on-line networks such as the Internet or other electronic messages), sales literature (I.E., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article)), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, prospectuses, statements of additional information, shareholder reports, and proxy materials and any other material constituting sales literature or advertising under the NASD rules, the 1933 Act or the 1940 Act.

SECTION 5. MIXED AND SHARED FUNDING

5.1 GENERAL.

The SEC has granted an order to AVIF exempting it from certain provisions of the 1940 Act and rules thereunder so that AVIF may be available for investment by certain other entities, including, without limitation, separate accounts funding variable annuity contracts or variable life insurance contracts, separate accounts of insurance companies unaffiliated with Sun Life, and trustees of qualified pension and retirement plans (collectively, “Mixed and Shared Funding”). The Parties recognize that the SEC has imposed terms and conditions for such orders that are substantially identical to many of the provisions of this Section 5. Sections 5.2 through 5.8 below shall apply pursuant to such an exemptive order granted to AVIF. AVIF hereby notifies Sun Life that, in the event that AVIF implements Mixed and Shared Funding, it may be appropriate to include in the prospectus pursuant to which a Contract is offered disclosure regarding the potential risks of Mixed and Shared Funding.

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5.2 DISINTERESTED DIRECTORS.

AVIF agrees that its Board of Directors shall at all times consist of directors a majority of whom (the “Disinterested Directors”) are not interested persons of AVIF within the meaning of Section 2(a)(19) of the 1940 Act and the Rules thereunder and as modified by any applicable orders of the SEC, except that if this condition is not met by reason of the death, disqualification, or bona fide resignation of any director, then the operation of this condition shall be suspended (a) for a period of forty-five (45) days if the vacancy or vacancies may be filled by the Board; (b) for a period of sixty (60) days if a vote of shareholders is required to fill the vacancy or vacancies; or (c) for such longer period as the SEC may prescribe by order upon application.

5.3 MONITORING FOR MATERIAL IRRECONCILABLE CONFLICTS.

AVIF agrees that its Board of Directors will monitor for the existence of any material irreconcilable conflict between the interests of the Participants in all separate accounts of life insurance companies utilizing AVIF (“Participating Insurance Companies”), including each Account, and participants in all qualified retirement and pension plans investing in AVIF (“Participating Plans”). Sun Life agrees to inform the Board of Directors of AVIF of the existence of or any potential for any such material irreconcilable conflict of which it is aware. The concept of a “material irreconcilable conflict” is not defined by the 1940 Act or the rules thereunder, but the Parties recognize that such a conflict may arise for a variety of reasons, including, without limitation:

(a) an action by any state insurance or other regulatory authority;

(b) a change in applicable federal or state insurance, tax or securities laws or regulations, or a public ruling, private letter ruling,

no-action or interpretative letter, or any similar action by insurance, tax or securities regulatory authorities;

(c) an administrative or judicial decision in any relevant proceeding;

(d) the manner in which the investments of any Fund are being managed;

(e) a difference in voting instructions given by variable annuity contract and variable life insurance contract Participants or by Participants of different Participating Insurance Companies;

(f) a decision by a Participating Insurance Company to disregard the voting instructions of Participants; or

(g) a decision by a Participating Plan to disregard the voting instructions of Plan participants.

Consistent with the SEC’s requirements in connection with exemptive orders of the type referred to in Section 5.1 hereof, Sun Life will assist the Board of Directors in carrying out its responsibilities by providing the Board of Directors with all information reasonably necessary for the Board of Directors to consider any issue raised, including information as to a decision by Sun Life to disregard voting instructions of Participants. Sun Life’s responsibilities in connection with the foregoing shall be carried out with a view only to the interests of Participants.

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5.4 CONFLICT REMEDIES.

(a) It is agreed that if it is determined by a majority of the members of the Board of Directors or a majority of the Disinterested Directors that a material irreconcilable conflict exists, Sun Life will, if it is a Participating Insurance Company for which a material irreconcilable conflict is relevant, at its own expense and to the extent reasonably practicable (as determined by a majority of the Disinterested Directors), take whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, which steps may include, but are not limited to:

(i)

withdrawing the assets allocable to some or all of the Accounts from AVIF or any Fund and reinvesting such assets in a different investment medium, including another Fund of AVIF, or submitting the question whether such segregation should be implemented to a vote of all affected Participants and, as appropriate, segregating the assets of any particular group (E.G., annuity Participants, life insurance Participants or all Participants) that votes in favor of such segregation, or offering to the affected Participants the option of making such a change; and

(ii)	establishing a new registered investment company of the type defined as a “management company” in Section 4(3) of the 1940 Act or a new separate account that is operated as a management company.

(b) If the material irreconcilable conflict arises because of Sun Life’s decision to disregard Participant voting instructions and that decision represents a minority position or would preclude a majority vote, Sun Life may be required, at AVIF’s election, to withdraw each Account’s investment in AVIF or any Fund. No charge or penalty will be imposed as a result of such withdrawal. Any such withdrawal must take place within six (6) months after AVIF gives notice to Sun Life that this provision is being implemented, and until such withdrawal AVIF shall continue to accept and implement orders by Sun Life for the purchase and redemption of Shares of AVIF.

(c) If a material irreconcilable conflict arises because a particular state insurance regulator’s decision applicable to Sun Life conflicts with the majority of other state regulators, then Sun Life will withdraw each Account’s investment in AVIF within six (6) months after AVIF’s Board of Directors informs Sun Life that it has determined that such decision has created a material irreconcilable conflict, and until such withdrawal AVIF shall continue to accept and implement orders by Sun Life for the purchase and redemption of Shares of AVIF. No charge or penalty will be imposed as a result of such withdrawal.

(d) Sun Life agrees that any remedial action taken by it in resolving any material irreconcilable conflict will be carried out at its expense and with a view only to the interests of Participants.

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(e) For purposes hereof, a majority of the Disinterested Directors will determine whether or not any proposed action adequately remedies any material irreconcilable conflict. In no event, however, will AVIF or any of its affiliates be required to establish a new funding medium for any Contracts. Sun Life will not be required by the terms hereof to establish a new funding medium for any Contracts if an offer to do so has been declined by vote of a majority of Participants materially adversely affected by the material irreconcilable conflict.

5.5 NOTICE TO SUN LIFE.

AVIF will promptly make known in writing to Sun Life the Board of Directors’ determination of the existence of material irreconcilable conflict, a description of the facts that give rise to such conflict and the implications of such conflict.

5.6 INFORMATION REQUESTED BY BOARD OF DIRECTORS.

Sun Life and AVIF (or its investment adviser) will at least annually submit to the Board of Directors of AVIF such reports, materials or data as the Board of Directors may reasonably request so that the Board of Directors may fully carry out the obligations imposed upon it by the provisions hereof or any exemptive order granted by the SEC to permit Mixed and Shared Funding, and said reports, materials and data will be submitted at any reasonable time deemed appropriate by the Board of Directors. All reports received by the Board of Directors of potential or existing conflicts, and all Board of Directors actions with regard to determining the existence of a conflict, notifying Participating Insurance Companies and Participating Plans of a conflict, and determining whether any proposed action adequately remedies a conflict, will be properly recorded in the minutes of the Board of Directors or other appropriate records, and such minutes or other records will be made available to the SEC upon request.

5.7 COMPLIANCE WITH SEC RULES.

If, at any time during which AVIF is serving as an investment medium for variable life insurance Contracts, 1940 Act Rules 6e-3(T) or, if applicable, 6e-2 are amended or Rule 6e-3 is adopted to provide exemptive relief with respect to Mixed and Shared Funding, AVIF agrees that it will comply with the terms and conditions thereof and that the terms of this Section 5 shall be deemed modified if and only to the extent required in order also to comply with the terms and conditions of such exemptive relief that is afforded by any of said rules that are applicable.

5.8 OTHER REQUIREMENTS.

AVIF will require that each Participating Insurance Company and Participating Plan enter into an agreement with AVIF that contains in substance the same provisions as are set forth in Sections 4.1(b), 4.1(d), 4.3(a), 4.4(b), 4.5(a), 5, and 10 of this Agreement.

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SECTION 6. TERMINATION

6.1 EVENTS OF TERMINATION.

Subject to Section 6.4 below, this Agreement will terminate as to a Fund:

(a) at the option of any party, with or without cause with respect to the Fund, upon one (1) year’s advance written notice to the other parties, or, if later, upon receipt of any required exemptive relief from the SEC, unless otherwise agreed to in writing by the parties; or

(b) at the option of AVIF upon institution of formal proceedings against Sun Life or its affiliates by the NASD, the SEC, any state insurance regulator or any other regulatory body regarding Sun Life’s obligations under this Agreement or related to the sale of the Contracts, the operation of each Account, or the purchase of Shares, if, in each case, AVIF reasonably determines that such proceedings, or the facts on which such proceedings would be based, have a material likelihood of imposing material adverse consequences on the Fund with respect to which the Agreement is to be terminated; or

(c) at the option of Sun Life upon institution of formal proceedings against AVIF, its principal underwriter, or its investment adviser by the NASD, the SEC, or any state insurance regulator or any other regulatory body regarding AVIF’s obligations under this Agreement or related to the operation or management of AVIF or the purchase of AVIF Shares, if in each case, Sun Life reasonably determines that such proceedings, or the facts on which such proceedings would be based, have a material likelihood of imposing material adverse consequences on Sun Life, or the Subaccount corresponding to the Fund with respect to which the Agreement is to be terminated; or

(d) at the option of any Party in the event that (i) the Fund’s Shares are not registered and, in all material respects, issued and sold in accordance with any applicable federal or state law, or (ii) such law precludes the use of such Shares as an underlying investment medium of the Contracts issued or to be issued by Sun Life; or

(e) upon termination of the corresponding Subaccount’s investment in the Fund pursuant to Section 5 hereof; or

(f) at the option of Sun Life if the Fund ceases to qualify as a RIC under Subchapter M of the Code or under successor or similar provisions, or if Sun Life reasonably believes that the Fund may fail to so qualify; or

(g) at the option of Sun Life if the Fund fails to comply with Section 817(h) of the Code or with successor or similar provisions, or if Sun Life reasonably believes that the Fund may fail to so comply; or

(h) at the option of AVIF if the Contracts issued by Sun Life cease to qualify as annuity contracts or life insurance contracts under the Code (other than by reason of the Fund’s noncompliance with Section 817(h) or Subchapter M of the Code) or if interests in an Account under the Contracts are not registered, where required, and, in all material respects, are not issued or sold in accordance with any applicable federal or state law; or

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(i) upon another Party’s material breach of any provision of this Agreement; or

(j) at the option of Sun Life or AVIF upon receipt of any necessary regulatory approvals and/or the vote of the Contract owners having an interest in the account (or any Subaccount) to substitute the shares of another investment for the corresponding AVIF Shares in accordance with the terms of the Contracts for which those Shares had been selected to serve as the underlying investment media. Sun Life will give thirty (30) days’ prior written notice to AVIF of the date of any proposed vote or other action taken to replace the AVIF Shares; or

(k) at the option of Sun Life, if Sun Life determines in its sole judgment exercised in good faith, that either AVIF or AVIF’s investment adviser has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of Sun Life; or

(l) at the option of AVIF, if AVIF determines in its sole judgment exercised in good faith, that Sun Life has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of AVIF.

6.2 NOTICE REQUIREMENT FOR TERMINATION.

No termination of this Agreement will be effective unless and until the Party terminating this Agreement gives prior written notice to the other Party to this Agreement of its intent to terminate, and such notice shall set forth the basis for such termination. Furthermore:

(a) in the event that any termination is based upon the provisions of Sections 6.1(a) or 6.1(e) hereof, such prior written notice shall be given at least six (6) months in advance of the effective date of termination unless a shorter time is agreed to by the Parties hereto;

(b) in the event that any termination is based upon the provisions of Sections 6.1(b) or 6.1(c) hereof, such prior written notice shall be given at least ninety (90) days in advance of the effective date of termination unless a shorter time is agreed to by the Parties hereto; and

(c) in the event that any termination is based upon the provisions of Sections 6.1(d), 6.1(f), 6.1(g), 6.1(h) or 6.1(i) hereof, such prior written notice shall be given as soon as possible within twenty-four (24) hours after the terminating Party learns of the event causing termination to be required.

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6.3 FUNDS TO REMAIN AVAILABLE.

Notwithstanding any termination of this Agreement, AVIF will, at the option of Sun Life, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as “Existing Contracts”). Specifically, without limitation, the owners of the Existing Contracts will be permitted to reallocate investments in the Fund (as in effect on such date), redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 6.3 will not apply to any terminations under Section 5 and the effect of such terminations will be governed by Section 5 of this Agreement.

6.4 SURVIVAL OF WARRANTIES AND INDEMNIFICATIONS.

All warranties and indemnifications will survive the termination of this Agreement.

6.5 CONTINUANCE OF AGREEMENT FOR CERTAIN PURPOSES.

If any Party terminates this Agreement with respect to any Fund pursuant to Sections 6.1(b), 6.1(c), 6.1(d), 6.1(f), 6.1(g), 6.1(h) or 6.1(i) hereof, this Agreement shall nevertheless continue in effect as to any Shares of that Fund that are outstanding as of the date of such termination (the “Initial Termination Date”). This continuation shall extend to the earlier of the date as of which an Account owns no Shares of the affected Fund or a date (the “Final Termination Date”) six (6) months following the Initial Termination Date, except that Sun Life may, by written notice shorten said six (6) month period in the case of a termination pursuant to Sections 6.1(d), 6.1(f), 6.1(g), 6.1(h) or 6.1(i).

SECTION 7. PARTIES TO COOPERATE RESPECTING TERMINATION

The Parties hereto agree to cooperate and give reasonable assistance to one another in taking all necessary and appropriate steps for the purpose of ensuring that an Account owns no Shares of a Fund after the Final Termination Date with respect thereto, or, in the case of a termination pursuant to Section 6.1(a), the termination date specified in the notice of termination. Such steps may include combining the affected Account with another Account, substituting other mutual fund shares for those of the affected Fund, or otherwise terminating participation by the Contracts in such Fund.

SECTION 8. ASSIGNMENT

This Agreement may not be assigned by any Party, except with the written consent of each other Party.

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SECTION 9. NOTICES

Notices and communications required or permitted by Section 9 hereof will be given by means mutually acceptable to the Parties concerned. Each other notice or communication required or permitted by this Agreement will be given to the following persons at the following addresses and facsimile numbers, or such other persons, addresses or facsimile numbers as the Party receiving such notices or communications may subsequently direct in writing:

AIM VARIABLE INSURANCE FUNDS, INC.

A I M DISTRIBUTORS, INC.

11 Greenway Plaza, Suite 100

Houston, Texas 77046

Facsimile: (713) 993-9185

Attn: Nancy L. Martin, Esq.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

CLARENDON INSURANCE AGENCY, INC.

One Copley Place, Suite 200

Boston, Massachusetts 02116

Facsimile: (617) 348-1586

Attn: Margaret Hankard, Esq.

         Senior Associate Counsel

SECTION 10. VOTING PROCEDURES

Subject to the cost allocation procedures set forth in Section 3 hereof, Sun Life will distribute all proxy material furnished by AVIF to Participants to whom pass-through voting privileges are required to be extended and will solicit voting instructions from Participants. Sun Life will vote Shares in accordance with timely instructions received from Participants. Sun Life will vote Shares that are (a) not attributable to Participants to whom pass-through voting privileges are extended, or (b) attributable to Participants, but for which no timely instructions have been received, in the same proportion as Shares for which said instructions have been received from Participants, so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass through voting privileges for Participants. Neither Sun Life nor any of its affiliates will in any way recommend action in connection with or oppose or interfere with the solicitation of proxies for the Shares held for such Participants. Sun Life reserves the right to vote shares held in any Account in its own right, to the extent permitted by law. Sun Life shall be responsible for assuring that each of its Accounts holding Shares calculates voting privileges in a manner consistent with that of other Participating Insurance Companies in the manner required by the Mixed and Shared Funding exemptive order obtained by AVIF. AVIF will notify Sun Life of any changes of interpretations or amendments to Mixed and Shared Funding exemptive order it has obtained. AVIF will comply with all provisions

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of the 1940 Act requiring voting by shareholders, and in particular, AVIF either will provide for annual meetings (except insofar as the SEC may interpret Section 16 of the 1940 Act not to require such meetings) or will comply with Section 16(c) of the 1940 Act (although AVIF is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, AVIF will act in accordance with the SEC’s interpretation of the requirements of Section 16(a) with respect to periodic elections of directors and with whatever rules the SEC may promulgate with respect thereto.

SECTION 11. FOREIGN TAX CREDITS

AVIF agrees to consult in advance with Sun Life concerning any decision to elect or not to elect pursuant to Section 853 of the Code to pass through the benefit of any foreign tax credits to its shareholders.

SECTION 12. INDEMNIFICATION

12.1 OF AVIF AND AIM BY SUN LIFE AND CLARENDON.

(a) Except to the extent provided in Sections 12.1(b) and 12.1(c), below, Sun Life and Clarendon agree to indemnify and hold harmless AVIF, its affiliates, and each person, if any, who controls AVIF or its affiliates within the meaning of Section 15 of the 1933 Act and each of their respective directors and officers, (collectively, the “Indemnified Parties” for purposes of this Section 12.1) against any and all losses, costs, expenses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Sun Life and Clarendon) or actions in respect thereof (including, to the extent reasonable, legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise; PROVIDED, the Account owns shares of the Fund and insofar as such losses, costs, expenses, claims, damages, liabilities or actions:

(i)

arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Account’s 1933 Act registration statement, any Account Prospectus, the Contracts, or sales literature or advertising for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to Sun Life or Clarendon by or on behalf of AVIF or AIM for use in any Account’s 1933 Act registration statement, any Account Prospectus, the Contracts, or sales literature or advertising or otherwise for use in connection with the sale of Contracts or Shares (or any amendment or supplement to any of the foregoing); or

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(ii)

arise out of or as a result of any other statements or representations (other than statements or representations contained in AVIF’s 1933 Act registration statement, AVIF Prospectus, sales literature or advertising of AVIF, or any amendment or supplement to any of the foregoing, not supplied for use therein by or on behalf of Sun Life, Clarendon or their respective affiliates and on which such persons have reasonably relied) or the negligent, illegal or fraudulent conduct of Sun Life, Clarendon or their respective affiliates or persons under their control (including, without limitation, their employees and “Associated Persons,” as that term is defined in paragraph (m) of Article I of the NASD’s By-Laws), in connection with the sale or distribution of the Contracts or Shares; or

(iii)

arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in AVIF’s 1933 Act registration statement, AVIF Prospectus, sales literature or advertising of AVIF, or any amendment or supplement to any of the foregoing, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon and in conformity with information furnished to AVIF or its affiliates by or on behalf of Sun Life, Clarendon or their respective affiliates for use in AVIF’s 1933 Act registration statement, AVIF Prospectus, sales literature or advertising of AVIF, or any amendment or supplement to any of the foregoing; or

(iv)

arise as a result of any failure by Sun Life or Clarendon to perform the obligations, provide the services and furnish the materials required of them under the terms of this Agreement, or any material breach of any representation and/or warranty made by Sun Life or Clarendon in this Agreement or arise out of or result from any other material breach of this Agreement by Sun Life or Clarendon; or

(v)

arise as a result of failure by the Contracts issued by Sun Life to qualify as annuity contracts or life insurance contracts under the Code, otherwise than by reason of any Fund’s failure to comply with Subchapter M or Section 817(h) of the Code.

(b) Neither Sun Life nor Clarendon shall be liable under this Section 12.1 with respect to any losses, costs, expenses, claims, damages, liabilities or actions to which an Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance by that Indemnified Party of its duties or by reason of that Indemnified Party’s reckless disregard of obligations or duties (i) under this Agreement, or (ii) to AVIF.

(c) Neither Sun Life nor Clarendon shall be liable under this Section 12.1 with respect to any action against an Indemnified Party unless AVIF or AIM shall have notified Sun Life and Clarendon in writing within a reasonable time after the summons or other first legal process giving information of the nature of the action shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but

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failure to notify Sun Life and Clarendon of any such action shall not relieve Sun Life and Clarendon from any liability which they may have to the Indemnified Party against whom such action is brought otherwise than on account of this Section 12.1. Except as otherwise provided herein, in case any such action is brought against an Indemnified Party, Sun Life and Clarendon shall be entitled to participate, at their own expense, in the defense of such action and also shall be entitled to assume the defense thereof, with counsel approved by the Indemnified Party named in the action, which approval shall not be unreasonably withheld. After notice from Sun Life or Clarendon to such Indemnified Party of Sun Life’s or Clarendon’s election to assume the defense thereof, the Indemnified Party will cooperate fully with Sun Life and Clarendon and shall bear the fees and expenses of any additional counsel retained by it, and neither Sun Life nor Clarendon will be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof, other than reasonable costs of investigation.

12.2 OF SUN LIFE AND CLARENDON BY AVIF AND AIM.

(a) Except to the extent provided in Sections 12.2(c), 12.2(d) and 12.2(e), below, AVIF and AIM agree to indemnify and hold harmless Sun Life, Clarendon, their respective affiliates, and each person, if any, who controls Sun Life, Clarendon or their respective affiliates within the meaning of Section 15 of the 1933 Act and each of their respective directors and officers, (collectively, the “Indemnified Parties” for purposes of this Section 12.2) against any and all losses, costs, expenses, claims, damages, liabilities (including amounts paid in settlement with the written consent of AVIF and/or AIM) or actions in respect thereof (including, to the extent reasonable, legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law, or otherwise; PROVIDED, the Account owns shares of the Fund and insofar as such losses, costs, expenses, claims, damages, liabilities or actions:

(i)

arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in AVIF’s 1933 Act registration statement, AVIF Prospectus or sales literature or advertising of AVIF (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to AVIF or its affiliates by or on behalf of Sun Life, Clarendon or their respective affiliates for use in AVIF’s 1933 Act registration statement, AVIF Prospectus, or in sales literature or advertising or otherwise for use in connection with the sale of Contracts or Shares (or any amendment or supplement to any of the foregoing); or

(ii)

arise out of or as a result of any other statements or representations (other than statements or representations contained in any Account’s 1933 Act registration statement, any Account Prospectus, sales literature or advertising for the Contracts, or any amendment or supplement to any of the foregoing, not

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supplied for use therein by or on behalf of AVIF or AIM or their affiliates and on which such persons have reasonably relied) or the negligent, illegal or fraudulent conduct of AVIF or AIM or their affiliates or persons under its control (including, without limitation, their employees and “Associated Persons” as that term is defined in Section (n) of Article I of the NASD By-Laws), in connection with the sale or distribution of AVIF Shares; or

(iii)

arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Account’s 1933 Act registration statement, any Account Prospectus, sales literature or advertising covering the Contracts, or any amendment or supplement to any of the foregoing, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to Sun Life, Clarendon or their respective affiliates by or on behalf of AVIF or AIM for use in any Account’s 1933 Act registration statement, any Account Prospectus, sales literature or advertising covering the Contracts, or any amendment or supplement to any of the foregoing; or

(iv)

arise as a result of any failure by AVIF to perform the obligations, provide the services and furnish the materials required of it under the terms of this Agreement, or any material breach of any representation and/or warranty made by AVIF in this Agreement or arise out of or result from any other material breach of this Agreement by AVIF.

(b) Except to the extent provided in Sections 12.2(c), 12.2(d) and 12.2(e) hereof, AVIF and AIM agree to indemnify and hold harmless the Indemnified Parties from and against any and all losses, claims, damages, liabilities (including amounts paid in settlement thereof with, the written consent of AVIF and/or AIM) or actions in respect thereof (including, to the extent reasonable, legal and other expenses) to which the Indemnified Parties may become subject directly or indirectly under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions directly or indirectly result from or arise out of the failure of any Fund to operate as a regulated investment company in compliance with (i) Subchapter M of the Code and regulations thereunder, or (ii) Section 817(h) of the Code and regulations thereunder, including, without limitation, any income taxes and related interest and penalties, rescission charges, liability under state law to Participants asserting liability against Sun Life pursuant to the Contracts, the costs of any ruling and closing agreement or other settlement with the IRS, and the cost of any substitution by Sun Life of Shares of another investment company or portfolio for those of any adversely affected Fund as a funding medium for each Account that Sun Life reasonably deems necessary or appropriate as a result of the noncompliance.

(c) Neither AVIF nor AIM shall be liable under this Section 12.2 with respect to any losses, costs, expenses, claims, damages, liabilities or actions to which an Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance by that Indemnified Party of its duties or by reason of such Indemnified Party’s reckless disregard of its obligations or duties (i) under this Agreement, or (ii) to Sun Life, Clarendon, each Account or Participants.

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(d) Neither AVIF nor AIM shall be liable under this Section 12.2 with respect to any action against an Indemnified Party unless the Indemnified Party shall have notified AVIF and/or AIM in writing within a reasonable time after the summons or other first legal process giving information of the nature of the action shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify AVIF or AIM of any such action shall not relieve AVIF or AIM from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this Section 12.2. Except as otherwise provided herein, in case any such action is brought against an Indemnified Party, AVIF and/or AIM will be entitled to participate, at its own expense, in the defense of such action and also shall be entitled to assume the defense thereof (which shall include, without limitation, the conduct of any ruling request and closing agreement or other settlement proceeding with the IRS), with counsel approved by the Indemnified Party named in the action, which approval shall not be unreasonably withheld. After notice from AVIF and/or AIM to such Indemnified Party of AVIF’s or AIM’s election to assume the defense thereof, the Indemnified Party will cooperate fully with AVIF and AIM and shall bear the fees and expenses of any additional counsel retained by it, and AVIF will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof, other than reasonable costs of investigation.

(e) In no event shall either AVIF or AIM be liable under the indemnification provisions contained in this Agreement to any individual or entity, including, without limitation, Sun Life, Clarendon or any other Participating Insurance Company or any Participant, with respect to any losses, claims, damages, liabilities or expenses that arise out of or result from (i) a breach of any representation, warranty, and/or covenant made by Sun Life or Clarendon hereunder or by any Participating Insurance Company under an agreement containing substantially similar representations, warranties and covenants; (ii) the failure by Sun Life or any Participating Insurance Company to maintain its segregated asset account (which invests in any Fund) as a legally and validly established segregated asset account under applicable state law and as a duly registered unit investment trust under the provisions of the 1940 Act (unless exempt therefrom); or (iii) the failure by Sun Life or any Participating Insurance Company to maintain its variable annuity or life insurance contracts (with respect to which any Fund serves as an underlying funding vehicle) as annuity contracts or life insurance contracts under applicable provisions of the Code.

12.3 EFFECT OF NOTICE.

Any notice given by the indemnifying Party to an Indemnified Party referred to in Sections 12.1(c) or 12.2(d) above of participation in or control of any action by the indemnifying Party will in no event be deemed to be an admission by the indemnifying Party of liability, culpability or responsibility, and the indemnifying Party will remain free to contest liability with respect to the claim among the Parties or otherwise.

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12.4 SUCCESSORS.

A successor by law of any Party shall be entitled to the benefits of the indemnification contained in this Section 12.

SECTION 13. APPLICABLE LAW

This Agreement will be construed and the provisions hereof interpreted under and in accordance with Maryland law, without regard for that state’s principles of conflict of laws.

SECTION 14. EXECUTION IN COUNTERPARTS

This Agreement may be executed simultaneously in two or more counterparts, each of which taken together will constitute one and the same instrument.

SECTION 15. SEVERABILITY

If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

SECTION 16. RIGHTS CUMULATIVE

The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, that the Parties are entitled to under federal and state laws.

SECTION 17. HEADINGS

The Table of Contents and headings used in this Agreement are for purposes of reference only and shall not limit or define the meaning of the provisions of this Agreement.

SECTION 18. CONFIDENTIALITY

AVIF acknowledges that the identities of the customers of Sun Life or any of its affiliates (collectively, the “Sun Life Protected Parties” for purposes of this Section 18), information maintained regarding those customers, and all computer programs and procedures or other information developed by the Sun Life Protected Parties or any of their employees or agents in connection with Sun Life’s performance of its duties under this Agreement are the valuable property of the Sun Life Protected Parties. AVIF agrees that if it comes into possession of any list or compilation of the identities of or other information about the Sun Life Protected Parties’ customers,

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or any other information or property of the Sun Life Protected Parties, other than such information as may be independently developed or compiled by AVIF from information supplied to it by the Sun Life Protected Parties’ customers who also maintain accounts directly with AVIF, AVIF will hold such information or property in confidence and refrain from using, disclosing or distributing any of such information or other property except: (a) with Sun Life’s prior written consent; or (b) as required by law or judicial process. Sun Life acknowledges that the identities of the customers of AVIF or any of its affiliates (collectively, the “AVIF Protected Parties” for purposes of this Section 18), information maintained regarding those customers, and all computer programs and procedures or other information developed by the AVIF Protected Parties or any of their employees or agents in connection with AVIF’s performance of its duties under this Agreement are the valuable property of the AVIF Protected Parties. Sun Life agrees that if it comes into possession of any list or compilation of the identities of or other information about the AVIF Protected Parties’ customers or any other information or property of the AVIF Protected Parties, other than such information as may be independently developed or compiled by Sun Life from information supplied to it by the AVIF Protected Parties’ customers who also maintain accounts directly with Sun Life, Sun Life will hold such information or property in confidence and refrain from using, disclosing or distributing any of such information or other property except: (a) with AVIF’s prior written consent; or (b) as required by law or judicial process. Each party acknowledges that any breach of the agreements in this Section 18 would result in immediate and irreparable harm to the other parties for which there would be no adequate remedy at law and agree that in the event of such a breach, the other parties will be entitled to equitable relief by way of temporary and permanent injunctions, as well as such other relief as any court of competent jurisdiction deems appropriate.

SECTION 19. TRADEMARKS AND FUND NAMES

(a) A I M Management Group Inc. (“AIM” or “licensor”), an affiliate of AVIF, owns all right, title and interest in and to the name, trademark and service mark “AIM” and such other tradenames, trademarks and service marks as may be set forth on Schedule B, as amended from time to time by written notice from AIM to Sun Life (the “AIM licensed marks” or the “licensor’s licensed marks”) and is authorized to use and to license other persons to use such marks. Sun Life and its affiliates are hereby granted a non-exclusive license to use the AIM licensed marks in connection with Sun Life’s performance of the services contemplated under this Agreement, subject to the terms and conditions set forth in this Section 19.

(b) The grant of license to Sun Life and its affiliates (the “licensee”) shall terminate automatically upon termination of this Agreement. Upon automatic termination, the licensee shall cease to use the licensor’s licensed marks, except that Sun Life shall have the right to continue to service any outstanding Contracts bearing any of the AIM licensed marks. Upon AIM’s elective termination of this license, Sun Life and its affiliates shall immediately cease to issue any new annuity or life insurance contracts bearing any of the AIM licensed marks and shall likewise cease any activity which suggests that it has any right under any of the AIM licensed marks or that it has any association with AIM, except that Sun Life shall have the right to continue to service outstanding Contracts bearing any of the AIM licensed marks and to use AIM licensed marks in such materials as may be necessary for filing with any regulatory authority where required by law or regulation or to enable Sun Life to quote performance to existing Contract owners.

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(c) The licensee shall obtain the prior written approval of the licensor for the public release by such licensee of any materials bearing the licensor’s licensed marks. The licensor’s approvals shall not be unreasonably withheld and may be obtained in connection with approval of sales materials as provided in Section 4.5(b) hereof (i.e., approvals obtained under Section 4.5 hereof shall be deemed approval pursuant to this Section 19).

(d) During the term of this grant of license, a licensor may request that a licensee submit samples of any materials bearing any of the licensor’s licensed marks which were previously approved by the licensor but, due to changed circumstances, the licensor may wish to reconsider. If, on reconsideration, or on initial review, respectively, any such samples fail to meet with the written approval of the licensor, then the licensee shall immediately cease distributing such disapproved materials, upon receiving notice of such failure by the licensor. The licensor’s approval shall not be unreasonably withheld, and the licensor, when requesting reconsideration of a prior approval, shall assume the reasonable expenses of withdrawing and replacing such disapproved materials. The licensee shall obtain the prior written approval of the licensor for the use of any new materials developed to replace the disapproved materials, in the manner set forth above.

(e) The licensee hereunder: (i) acknowledges and stipulates, based upon the representations of the licensor set forth herein and without making any independent inquiry thereof, that, to the best of the knowledge of the licensee, the licensor’s licensed marks are valid and enforceable trademarks and/or service marks; (ii) acknowledges and stipulates that such licensee does not own the licensor’s licensed marks and claims no rights therein other than as a licensee under this Agreement; (iii) agrees never to contend otherwise in legal proceedings or in other circumstances; and (iv) acknowledges and agrees that the use of the licensor’s licensed marks pursuant to this grant of license shall inure to the benefit of the licensor.

SECTION 20. PARTIES TO COOPERATE

Each party to this Agreement will cooperate with each other party and all appropriate governmental authorities (including, without limitation, the SEC, the NASD and state insurance regulators) and will permit each other and such authorities reasonable access to its books and records (including copies thereof) in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

SECTION 21. ACCESS TO INFORMATION BY SUN LIFE

During ordinary business hours, AVIF shall afford Sun Life, directly or through its authorized representatives, reasonable access to all files, books, records and other materials of AVIF (except for confidential or proprietary materials) which directly relate to transactions arising in connection with this Agreement and to make available appropriate personnel familiar with such items for the purpose of explaining the form and content of such items. This Section 21 shall survive the termination of this Agreement.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers signing below.

AIM VARIABLE INSURANCE FUNDS, INC.

Attest:	/s/ Nancy L. Martin	By:	/s/ Robert H. Graham
	Nancy L. Martin	Name:	Robert H. Graham
	Assistant Secretary	Title:	President

A I M DISTRIBUTORS, INC.

Attest:	/s/ Nancy L. Martin	By:	/s/ Michael J. Cemo
	Nancy L. Martin	Name:	Michael J. Cemo
	Assistant Secretary	Title:	President

SUN LIFE ASSURANCE COMPANY OF CANADA
(U.S.), on behalf of itself and its separate accounts

Attest:	/s/ Margaret Sears Mead	By:	/s/ Robert K. Leach
Name:	Margaret Sears Mead	Name:	Robert K. Leach
Title:	Assistant Vice President and Secretary	Title:	Vice President

CLARENDON INSURANCE AGENCY, INC.

Attest:	/s/ Roy P. Creedon	By:	/s/ Jane Mancini
Name:	Roy P. Creedon	Name:	Jane Mancini
Title:	Secretary	Title:	President

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SCHEDULE A

FUNDS AVAILABLE UNDER THE CONTRACTS

— AIM VARIABLE INSURANCE FUNDS, INC.

AIM V.I. CAPITAL APPRECIATION FUND

AIM V.I. GROWTH FUND

AIM V.I. GROWTH AND INCOME FUND

AIM V.I. INTERNATIONAL

SEPARATE ACCOUNTS UTILIZING THE FUNDS

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS

FUTURITY VARIABLE ANNUITY CONTRACT

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SCHEDULE B

— AIM VARIABLE INSURANCE FUNDS, INC.

AIM V.I. Capital Appreciation Fund

AIM V.I. Growth Fund

AIM V.I. Growth and Income Fund

AIM V.I. International

— AIM and Design

[AIM LOGO]

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SCHEDULE C

EXPENSE ALLOCATIONS

SUN LIFE	AVIF/AIM

preparing and filing the Account’s registration statement	preparing and filing the Fund’s registration statement

text composition for Account prospectuses and supplements	text composition for Fund prospectuses and supplements

text alterations of prospectuses (Account) and supplements (Account)	text alterations of prospectuses (Fund) and supplements (Fund)

printing Account and Fund prospectuses and supplements	a camera ready Fund prospectus

text composition and printing Account SAIs (if any)	text composition and printing Fund SAIs

mailing and distributing Account SAIs (if any) to policy owners upon request by policy owners	mailing and distributing Fund SAIs to policy owners upon request by policy owners mailing and distributing prospectuses (Account and Fund) and supplements (Account and Fund) to policy owners of record as required by or appropriate under the Federal Securities Laws and to prospective purchasers

text composition (Account), printing, mailing, and distributing annual and semi-annual reports for Account	text composition and printing of annual and semi-annual reports (Fund)

text composition, printing, mailing, distributing, and tabulation of proxy statements and voting instruction solicitation materials to policy owners with respect to proxies related to the Account	text composition, printing, mailing, distributing and tabulation of proxy statements and voting instruction solicitation materials to policy owners with respect to proxies related to the Fund preparation, printing and distributing sales material and advertising relating to the Funds, insofar as such materials relate to the Contracts and filing such materials with and obtaining approval from, the SEC, the NASD, any state insurance regulatory authority, and any other appropriate regulatory authority, to the extent required

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